METRIS RECEIVABLES, INC.

Transferor

DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION

Servicer

and

U.S. BANK NATIONAL ASSOCIATION

Trustee

on behalf of the Series 2004-2 Securityholders

SERIES 2004-2 SUPPLEMENT

Dated as of November 5, 2004

to

SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

Dated as of January 22, 2002

METRIS MASTER TRUST

$335,800,000 Floating Rate Asset Backed

Securities, Series 2004-2, Class A

$75,400,000 Floating Rate Asset Backed

Securities, Series 2004-2, Class M

$83,000,000 Floating Rate Asset Backed

Securities, Series 2004-2, Class B

$260,516,000 Excess Collateral, Series 2004-2

EXHIBITS Exhibit A-1 Exhibit A-2 Exhibit A-3 Exhibit B Exhibit C	Form of Class A Investor Security Form of Class M Investor Security Form of Class B Investor Security Form of Monthly Securityholder’s Statement Form of Excess Collateral Investment Letter

SERIES 2004-2 SUPPLEMENT, dated as of November 5, 2004 (this “Series Supplement”), by and among METRIS RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the “Transferor”), DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Servicer (the “Servicer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the “Trustee”), under the Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Transferor, the Servicer and the Trustee (as successor to The Bank of New York (Delaware)).

Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Securities.

Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Securities and shall specify the Principal Terms thereof.

Section 1. Designation. (a) There is hereby created a Series of Investor Securities to be issued pursuant to the Agreement and this Series Supplement to be known generally as the “Series 2004-2 Securities.” The Series 2004-2 Securities shall be issued in three Classes, which shall be designated generally as the Floating Rate Asset Backed Securities, Series 2004-2, Class A (the “Class A Securities”), the Floating Rate Asset Backed Securities, Series 2004-2, Class M (the “Class M Securities”) and the Floating Rate Asset Backed Securities, Series 2004-2, Class B (the “Class B Securities”). In addition, there is hereby created a fourth Class of an uncertificated interest in the Trust which shall be deemed to be an “Investor Security” for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Excess Collateral, Series 2004-2 (the “Excess Collateral”).

(b) The Excess Collateral Holder, as holder of an “Investor Security” under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Excess Collateral Holder of amounts owing on the Closing Date as agreed to by the Transferor and the Excess Collateral Holder. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of the Registered Securities and the provisions of subsection 6.9(b) of the Agreement with respect to the effect that a newly issued series of Investor Securities will be treated as debt for federal income tax purposes shall not be applicable to the Excess Collateral and (ii) the provisions of Section 3.7 of the Agreement shall not apply to cause the Excess Collateral to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Transferor intends and, together with the Excess Collateral Holder, agrees to treat the Excess Collateral for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

Section 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 2004-2 Securities. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 2004-2 Securities and no other Series of Securities issued by the Trust.

“Accumulation Period” shall mean the period commencing at the close of business on the last day of the September 2005 Monthly Period or such later date as is determined in accordance with Section 4.19 of the Agreement and ending on the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series 2004-2 Termination Date.

“Accumulation Period Factor” shall mean, for any Monthly Period, a fraction, the numerator of which is equal to the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections, and the denominator of which is equal to the sum of (a) the Invested Amount minus the Transferor Retained Securities Amount, (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections of all other Series which are not expected to be in their revolving periods during such Monthly Period, and (c) the sum of the numerators used to calculate the allocation percentages applicable for Principal Collections of all Classes of other outstanding Series which are not allocating Shared Principal Collections and are expected to be in their revolving periods during such Monthly Period.

“Accumulation Period Length” shall have the meaning assigned such term in Section 4.22 of the Agreement.

“Accumulation Period Reserve Account” shall have the meaning specified in subsection 4.21(a) of the Agreement.

“Accumulation Shortfall” shall initially mean zero and thereafter shall mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to Section 4.12 of the Agreement with respect to the Series 2004-2 Securities for the previous Monthly Period.

“Additional Interest” shall mean, at any time of determination, the sum of the Class A Additional Interest, Class M Additional Interest and Class B Additional Interest.

“Adjusted Invested Amount” shall mean as of any Business Day, (i) the Invested Amount minus (ii) the sum of the amounts then on deposit in the Principal Account and the Principal Funding Account and the Series 2004-2 Percentage of the amount then on deposit in the Excess Funding Account.

“Aggregate Interest Rate Caps Notional Amount” shall mean with respect to any date of determination an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Cap Agreements, Replacement Interest Rate Caps and Qualified Substitute Arrangements, each as of such date of determination.

“Amortization Period” shall mean the period commencing on the Amortization Period Commencement Date and continuing until the Series 2004-2 Termination Date.

“Amortization Period Commencement Date” shall mean the earlier of the first day of the Accumulation Period and the Pay Out Commencement Date.

“Assignee” shall have the meaning specified in subsection 11(a) of this Series Supplement.

“Available Reserve Account Amount” shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Accumulation Period Reserve Account as of such date (before giving effect to any withdrawal made or to be made pursuant to subsection 4.18(c) of the Agreement from the Accumulation Period Reserve Account on such Transfer Date) and (b) the Required Reserve Account Amount for such Transfer Date.

“Available Series 2004-2 Finance Charge Collections” shall have the meaning specified in subsection 4.9(a) of the Agreement.

“Available Series 2004-2 Principal Collections” shall mean, with respect to any Monthly Period, or portion thereof commencing on the Amortization Period Commencement Date, an amount equal to the sum of (i) an amount equal to the Fixed/Floating Percentage of all Principal Collections (less the amount of Redirected Principal Collections) received during such Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Series 2004-2 Securities pursuant to subsection 4.9(d) of the Agreement with respect to such period, (iii) on and after the Pay Out Commencement Date, any amount on deposit in the Pre-Funding Account, in accordance with subsection 4.14(b) of the Agreement, (iv) the sum of the aggregate amount allocated with respect to the Series Default Amount with respect to such period and the Series 2004-2 Percentage of any unpaid Adjustment Payments paid pursuant to subsections 4.9(a)(vi) and 4.9(a)(vii) of the Agreement with respect to such period, any reimbursements of unreimbursed Charge-Offs pursuant to subsections 4.9(a)(viii), (ix), (x) and (xi) of the Agreement with respect to such period plus in each case, amounts applied with respect thereto pursuant to subsections 4.10(a) and (b), 4.17(a), (b) and (c), 4.20(b) and 4.21(b), (c) and (d) of the Agreement, (v) the aggregate Shared Principal Collections allocated to the Series 2004-2 Securities pursuant to Section 4.8 of the Agreement with respect to such period and (vi) the proceeds of the sale of all or a portion of an Interest Rate Cap with respect to such Monthly Period.

“Base Rate” shall mean, with respect to any Monthly Period, the sum of (i) the weighted average of the Class A Interest Rate, the Class M Interest Rate, the Class B Interest Rate and the Excess Collateral Minimum Rate, in each case as of the last day of such Monthly Period (weighted based on the Class A Outstanding Principal Amount, the Class M Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Excess Collateral Outstanding Principal Amount, respectively, as of the last day of such Monthly Period) plus (ii) the product of 2.00% per annum and the percentage equivalent of a fraction, the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount, each as of the last day of such Monthly Period.

“Cap Agreements” shall mean each interest rate cap agreement, between the Transferor and a Cap Provider, as amended from time to time, and any additional interest rate protection agreement or agreements, entered into between the Transferor and a Cap Provider, as the same may from time to time be amended, restated, modified and in effect.

“Cap Proceeds Account” shall have the meaning specified in subsection 3A(b) of this Series Supplement.

“Cap Provider” shall mean a third party cap provider having a rating acceptable to the Rating Agencies.

“Cap Receipt Amount” shall mean, with respect to any Business Day the amount on deposit in the Cap Proceeds Account.

“Cap Settlement Date” shall have the meaning specified in subsection 3A(b) of this Series Supplement.

“Carryover Class A Interest” shall mean with respect to any Business Day (a) any Class A Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest due on the next succeeding Distribution Date.

“Carryover Class B Interest” shall mean with respect to any Business Day (a) any Class B Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest due on the next succeeding Distribution Date.

“Carryover Class M Interest” shall mean with respect to any Business Day (a) any Class M Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class M Additional Interest due on the next succeeding Distribution Date.

“Carryover Excess Collateral Minimum Interest” shall mean with respect to any Business Day (a) any Excess Collateral Minimum Monthly Interest due but not paid on any previous Distribution Date plus (b) any Excess Collateral Additional Interest due on the next succeeding Distribution Date.

“Charge-Offs” shall mean the sum of Class A Charge-Offs, Class M Charge-Offs, Class B Charge-Offs and Excess Collateral Charge-Offs.

“Class A Additional Interest” shall have the meaning specified in subsection 4.6(a) of the Agreement.

“Class A Adjusted Invested Amount” shall mean, for any date of determination, an amount not less than zero equal to the then current Class A Invested Amount minus the sum of the Principal Funding Account Balance (in an amount not to exceed the Class A Invested Amount) and the amount then on deposit in the Principal Funding Account for the benefit of the Class A Securities on such date of determination and the Series 2004-2 Percentage of the amount on deposit in the Excess Funding Account for the benefit of the Class A Securities.

“Class A Charge-Offs” shall have the meaning specified in subsection 4.13(c) of the Agreement.

“Class A Floating Percentage” shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

“Class A Initial Invested Amount” shall mean the aggregate initial principal amount of the Class A Securities, which is $335,800,000.

“Class A Interest Rate” shall mean 0.15% per annum in excess of LIBOR as determined on the related LIBOR Determination Date.

“Class A Interest Shortfall” shall have the meaning specified in subsection 4.6(a) of the Agreement.

“Class A Invested Amount” shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Invested Amount less the Class A Percentage of the Initial Pre-Funded Amount plus the Class A Percentage of the amount of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of receivables to the trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (excluding principal payments made from the Pre-Funding Account) made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount reimbursed with respect to reductions of the Class A Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(viii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.17(a), (b) and (c), 4.20(b) and 4.21(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

“Class A Monthly Interest” shall mean the interest distributable in respect of the Class A Securities as calculated in accordance with subsection 4.6(a) of the Agreement.

“Class A Outstanding Principal Amount” shall mean with respect to the Class A Securities, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments (including principal payments made from the Pre-Funding Account) made to the Class A Securityholders on or prior to such Business Day.

“Class A Percentage” shall mean a fraction the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

“Class A Principal” shall mean the principal distributable in respect of the Class A Securities as specified in subsection 4.7(a) of the Agreement.

“Class A Required Amount” shall mean the amount determined by the Servicer for each Business Day equal to the excess, if any, of (x) the sum of (i) the Class A Monthly Interest for the Interest Accrual Period beginning in the then current Monthly Period, (ii) any Carryover Class A Interest, (iii) the Class A Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class A Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (v) the Class A Floating Percentage of the Series 2004-2 Percentage of any Adjustment Payment the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period over (y) the Available Series 2004-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (v) above with respect to such Business Days and all previous Business Days in such Monthly Period.

“Class A Securities” shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

“Class A Securityholder” shall mean the Person in whose name a Class A Security is registered in the Security Register.

“Class A Securityholders’ Interest” shall mean the portion of the Series 2004-2 Securityholders’ Interest evidenced by the Class A Security.

“Class B Additional Interest” shall have the meaning specified in subsection 4.6(b) of the Agreement.

“Class B Adjusted Invested Amount” shall mean, for any date of determination, an amount not less than zero equal to the then current Class B Invested Amount minus the sum of the Principal Funding Account Balance in excess of the Class A Invested Amount and Class M Invested Amount (in an amount not to exceed the Class B Invested Amount) and the amount then on deposit in the Principal Funding Account for the benefit of the Class B Securities on such date of determination and the Series 2004-2 Percentage of the amount on deposit in the Excess Funding Account for the benefit of the Class B Securities.

“Class B Charge-Offs” shall have the meaning specified in subsection 4.13(b) of the Agreement.

“Class B Fixed/Floating Percentage” shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentages with respect to Principal Collections for all Series.

“Class B Floating Percentage” shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount at the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

“Class B Initial Invested Amount” shall mean the aggregate initial principal amount of the Class B Securities, which is $83,000,000.

“Class B Interest Rate” shall mean 0.67% per annum in excess of LIBOR as determined on the related LIBOR Determination Date.

“Class B Interest Shortfall” shall have the meaning specified in subsection 4.6(b) of the Agreement.

“Class B Invested Amount” shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Invested Amount less the Class B Percentage of the Initial Pre-Funded Amount plus the Class B Percentage of the amount of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (excluding principal payments made from the Pre-Funding Account) made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections for which the Excess Collateral Amount has not been reduced for all prior Distribution Dates plus (e) the sum of the aggregate amount reimbursed with respect to reductions of the Class B Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(x) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.17(a) and (b), 4.20(b) and 4.21(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

“Class B Monthly Interest” shall mean the interest distributable in respect of the Class B Securities as calculated in accordance with subsection 4.6(c) of the Agreement.

“Class B Outstanding Principal Amount” shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount minus (b) the aggregate amount of principal payments (including principal payments made from the Pre-Funding Account) made to Class B Securityholders prior to such Business Day.

“Class B Percentage” shall mean a fraction the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

“Class B Principal” shall mean the principal distributable in respect of the Class B Securities as specified in subsection 4.7(c) of the Agreement.

“Class B Required Amount” shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the Class B Monthly Interest for the Interest Accrual Period beginning in the then current Monthly Period, (ii) any Carryover Class B Interest, (iii) the Class B Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class B Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class B Floating Percentage of the Series 2004-2 Percentage of the Adjustment Payment the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period and (vi) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount over (y) the Available Series 2004-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi) above with respect to such Business Days and all previous Business Days in such Monthly Period.

“Class B Securities” shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

“Class B Securityholder” shall mean the Person in whose name a Class B Security is registered in the Security Register.

“Class B Securityholders’ Interest” shall mean the portion of the Series 2004-2 Securityholders’ Interest evidenced by the Class B Security.

“Class M Additional Interest” shall have the meaning specified in subsection 4.6(b) of the Agreement.

“Class M Adjusted Invested Amount” shall mean, for any date of determination, an amount not less than zero equal to the then current Class M Invested Amount minus the sum of the Principal Funding Account Balance in excess of the Class A Invested Amount (in an amount not to exceed the Class M Invested Amount) and the amount then on deposit in the Principal Funding Account for the benefit of the Class M Securities on such date of determination and the Series 2004-2 Percentage of the amount on deposit in the Excess Funding Account for the benefit of the Class M Securities.

“Class M Charge-Offs” shall have the meaning specified in subsection 4.13(b) of the Agreement.

“Class M Fixed/Floating Percentage” shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class M Adjusted Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentages with respect to Principal Collections for all Series.

“Class M Floating Percentage” shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class M Adjusted Invested Amount at the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

“Class M Initial Invested Amount” shall mean the aggregate initial principal amount of the Class M Securities, which is $75,400,000.

“Class M Interest Rate” shall mean 0.39% per annum in excess of LIBOR as determined on the related LIBOR Determination Date.

“Class M Interest Shortfall” shall have the meaning specified in subsection 4.6(b) of the Agreement.

“Class M Invested Amount” shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class M Initial Invested Amount less the Class M Percentage of the Initial Pre-Funded Amount plus the Class M Percentage of the amount of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (excluding principal payments made from the Pre-Funding Account) made to Class M Securityholders through and including such Business Day, minus (c) the aggregate amount of Class M Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class M Principal Collections for which the Class B Invested Amount and Excess Collateral Amount has not been reduced for all prior Distribution Dates plus (e) the sum of the aggregate amount reimbursed with respect to reductions of the Class M Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(ix) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.17(a) and (b), 4.20(b) and 4.21(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

“Class M Monthly Interest” shall mean the interest distributable in respect of the Class M Securities as calculated in accordance with subsection 4.6(b) of the Agreement.

“Class M Outstanding Principal Amount” shall mean, when used with respect to any Business Day, an amount equal to (a) the Class M Initial Invested Amount minus (b) the aggregate amount of principal payments (including principal payments made from the Pre-Funding Account) made to Class M Securityholders prior to such Business Day.

“Class M Percentage” shall mean a fraction the numerator of which is the Class M Initial Invested Amount and the denominator of which is the Initial Invested Amount.

“Class M Principal” shall mean the principal distributable in respect of the Class M Securities as specified in subsection 4.7(b) of the Agreement.

“Class M Required Amount” shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the Class M Monthly Interest for the Interest Accrual Period beginning in the then current Monthly Period, (ii) any Carryover Class M Interest, (iii) the Class M Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class M Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class M Floating Percentage of the Series 2004-2 Percentage of the Adjustment Payment the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period and (vi) the unreimbursed amount by which the Class M Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class M Invested Amount over (y) the Available Series 2004-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi) above with respect to such Business Days and all previous Business Days in such Monthly Period.

“Class M Securities” shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

“Class M Securityholder” shall mean the Person in whose name a Class M Security is registered in the Security Register.

“Class M Securityholders’ Interest” shall mean the portion of the Series 2004-2 Securityholders’ Interest evidenced by the Class M Security.

“Closing Date” shall mean November 5, 2004.

“Controlled Accumulation Amount” shall mean, for any Transfer Date with respect to the Accumulation Period prior to the payment in full of the Invested Amount, $50,000,000; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to Section 4.19 of the Agreement, the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Invested Amount will be equal to (i) the product of (x) the Invested Amount and (y) the Accumulation Period Factor for the Monthly Period preceding such Transfer Date divided by (ii) the Required Accumulation Factor Number.

“Controlled Deposit Amount” shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

“Covered Amount” shall mean, with respect to any Interest Accrual Period during the Accumulation Period prior to the payment in full of the Invested Amount equal to the product of (a) the weighted average of the Class A Interest Rate, Class M Interest Rate, Class B Interest Rate and Excess Collateral Minimum Rate (weighted based on the Class A Outstanding Principal Amount, the Class M Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Excess Collateral Outstanding Principal Amount, respectively, as of the close of business on the first day of such Interest Accrual Period), (b) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (c) the Principal Funding Account Balance (up to the Invested Amount) as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Accrual Period ends.

“Default Amount” shall mean, (i) on any Business Day other than the Default Recognition Date, the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts on such Business Day and (ii) on any Default Recognition Date the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts during the then current Monthly Period (other than such Accounts which were included in clause (i)).

“Default Recognition Allocation Percentage” shall mean, with respect to each Default Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average Principal Receivables in the Trust for the related Monthly Period.

“Default Recognition Date” shall mean the last day of each calendar month; provided, however, that with respect to any Monthly Period the “related Default Recognition Date” shall mean the Default Recognition Date occurring closest to the last day of such Monthly Period and any amounts allocated or applied on such Default Recognition Date shall be deemed to apply to the related Monthly Period.

“Defeasance” shall have the meaning specified in Section 4.23 of the Agreement.

“Distribution Date” shall mean December 20, 2004, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

“DTC” shall mean The Depository Trust Company.

“Early Amortization Period” shall mean the period beginning on the earliest of (a) the day on which a Pay Out Event occurs or is deemed to have occurred, (b) the Expected Final Payment Date if the Class A Invested Amount has not been paid in full on such date, (c) the Expected Final Payment Date if the Class M Invested Amount has not been paid in full on such date (d) the Expected Final Payment Date if the Class B Invested Amount has not been paid in full on such date and (e) the Expected Final Payment Date if the Excess Collateral Amount has not been paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class M Invested Amount, the Class B Invested Amount and the Excess Collateral Amount have been paid in full and (ii) the Scheduled Series 2004-2 Termination Date.

“Enhancement” shall mean, with respect to the Class A Securities, the subordination of the Class M Invested Amount, the Class B Invested Amount and the Excess Collateral Amount and the benefits of the Interest Rate Caps, with respect to the Class M Securities, the subordination of the Class B Invested Amount and the Excess Collateral Amount and the benefits of the Interest Rate Caps, with respect to the Class B Securities, the subordination of the Excess Collateral Amount and the benefits of the Interest Rate Caps and, with respect to the Excess Collateral, the benefits of the Interest Rate Caps.

“Excess Collateral” shall mean a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Excess Collateral Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement, and funds on deposit in any other Series Account (and any investment earnings thereon, net of investment expenses and losses, if and to the extent specifically provided herein) allocable thereto pursuant to the Agreement and this Series Supplement.

“Excess Collateral Adjusted Invested Amount” shall mean, for any date of determination, an amount not less than zero equal to the then current Excess Collateral Amount minus the sum of the Principal Funding Account Balance in excess of the Class A Invested Amount, Class M Invested Amount and Class B Invested Amount (in an amount not to exceed the Excess Collateral Amount) and the amount then on deposit in the Principal Funding Account for the benefit of the Excess Collateral on such date of determination and the Series 2004-2 Percentage of the amount on deposit in the Excess Funding Account for the benefit of the Excess Collateral.

“Excess Collateral Amount” shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Excess Collateral Initial Amount less the Excess Collateral Percentage of the Initial Pre-Funded Amount plus the Excess Collateral Percentage of the amount of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Principal Account, minus (b) the aggregate amount of principal payments (excluding principal payments made from the Pre-Funding Account) made to the Excess Collateral Holder through and including such Business Day, minus (c) the aggregate amount of Excess Collateral Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Principal Collections for all prior Distribution Dates, plus (e) the sum of the aggregate amount reimbursed with respect to reductions of the Excess Collateral Amount through and including such Business Day pursuant to subsection 4.9(a)(xi) of the Agreement plus, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.20(b) and 4.21(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

“Excess Collateral Charge-Offs” shall have the meaning specified in subsection 4.13(a) of the Agreement.

“Excess Collateral Fixed/Floating Percentage” shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Excess Collateral Adjusted Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentages with respect to Principal Collections for all Series.

“Excess Collateral Floating Percentage” shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Excess Collateral Adjusted Invested Amount at the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

“Excess Collateral Holder” shall mean the entity so designated in writing by the Transferor to the Trustee.

“Excess Collateral Holder’s Interest” shall mean the portion of the Series 2004-2 Securityholders’ Interest evidenced by the Excess Collateral.

“Excess Collateral Initial Amount” shall mean the aggregate initial principal amount of the Excess Collateral, which is $260,516,000.

“Excess Collateral Minimum Monthly Interest” shall mean the interest distributable in respect of the Excess Collateral as calculated in accordance with subsection 4.6(d) of the Agreement.

“Excess Collateral Minimum Rate” shall mean, for any Interest Accrual Period, the rate per annum specified in the Transfer and Administration Agreement; provided, however, that the Excess Collateral Minimum Rate shall not exceed the product of the Excess Collateral Notional Percentage times a rate of 1.50% per annum in excess of LIBOR as determined on the related LIBOR Determination Date.

“Excess Collateral Notional Percentage” shall mean 40.6%.

“Excess Collateral Outstanding Principal Amount” shall mean, when used with respect to any Business Day, an amount equal to (a) the Excess Collateral Initial Amount minus (b) the aggregate amount of principal payments (including principal payments made from the Pre-Funding Account) made to the Excess Collateral Holder prior to such Business Day.

“Excess Collateral Percentage” shall mean a fraction the numerator of which is the Excess Collateral Initial Amount and the denominator of which is the Initial Invested Amount.

“Excess Collateral Principal” shall mean the principal distributable in respect of the Excess Collateral as specified in subsection 4.7(d) of the Agreement.

“Excess Finance Charge Collections” shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a) of the Agreement allocated to the Series 2004-2 Securities but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 2004-2 Securities.

“Expected Final Payment Date” shall mean the October 2006 Distribution Date.

“FASIT” shall have the meaning specified in Section 17 of this Series Supplement.

“Fitch” shall mean Fitch, Inc., or its successor.

“Fixed/Floating Percentage” shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Adjusted Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that, on and after the Pay Out Commencement Date, with respect to the allocations of Collections of Finance Charge Receivables, the numerator used in the above calculation shall be the Adjusted Invested Amount as of the day immediately preceding the Pay Out Commencement Date.

“Floating Percentage” shall mean for any Business Day the sum of the applicable Class A Floating Percentage, Class M Floating Percentage, Class B Floating Percentage and Excess Collateral Floating Percentage for such Business Day.

“Full Invested Amount” shall mean $754,716,000.

“Funding Period” shall mean the period from and including the Closing Date to but excluding the earliest of (x) the first day for which the Invested Amount equals the Full Invested Amount; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the first Business Day of the December 2004 Monthly Period.

“Funding Period Reserve Account” shall have the meaning set forth in subsection 4.15(a) of the Agreement.

“Initial Invested Amount” shall mean the sum of the Class A Initial Invested Amount, the Class M Initial Invested Amount, the Class B Initial Invested Amount and the Excess Collateral Initial Amount.

“Initial Pre-Funded Amount” shall mean $120,000,000.

“Interest Accrual Period” shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to but excluding the initial Distribution Date.

“Interest Rate Caps” shall mean the interest rate caps provided pursuant to Cap Agreements by one or more Cap Providers to the Trustee on behalf of any of the Securityholders which shall entitle the Trust to receive monthly payments equal to the product of (i) the positive difference, if any, between LIBOR in effect for each applicable Interest Accrual Period and 9.50%, (ii) the notional amount of such interest rate cap and (iii) the actual number of days in the Interest Period divided by 360.

“Invested Amount” shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount, (b) the Class M Invested Amount, (c) the Class B Invested Amount and (d) the Excess Collateral Amount, in each case as of such Business Day.

“Investment Earnings” shall mean, with respect to any Business Day, the investment earnings on amounts on deposit in (i) the Payment Reserve Account, deposited in the Collection Account pursuant to subsection 4.19(c), (ii) the Principal Funding Account, deposited in the Collection Account pursuant to subsection 4.20(b), (iii) the Accumulation Period Reserve Account, deposited in the Collection Account pursuant to subsection 4.21(b), (iv) the Pre-Funding Account, deposited in the Collection Account pursuant to subsection 4.14(c), and (v) the Funding Period Reserve Account, deposited in the Collection Account pursuant to subsection 4.15(b).

“Investment Letter” shall have the meaning specified in subsection 11(a) of this Series Supplement.

“Investor Percentage” shall mean, for any Business Day, (a) with respect to Finance Charge Collections prior to the Pay Out Commencement Date, Receivables in Defaulted Accounts at any time and Principal Collections during the Revolving Period, the Floating Percentage and (b) with respect to Finance Charge Collections on and after the Pay Out Commencement Date and Principal Collections during the Amortization Period, the Fixed/Floating Percentage.

“Investor Securities” shall mean the Class A Securities, the Class M Securities, the Class B Securities and the Excess Collateral.

“Investor Securityholder” shall mean the Holder of record of an Investor Security of Series 2004-2.

“LIBOR” shall mean, as of any LIBOR Determination Date, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.18 of the Agreement.

“LIBOR Determination Date” shall mean (i) November 3, 2004 with respect to the period from the Closing Date through November 19, 2004, (ii) November 18, 2004 with respect to the period from November 20, 2004 through December 19, 2004, and (iii) the second Business Day prior to the commencement of each Interest Accrual Period beginning with the Interest Accrual Period commencing on December 20, 2004. For purposes of this definition, a “Business Day” is any day on which banks in London and New York are open for the transaction of international business.

“Minimum Retained Percentage” shall mean 2%.

“Minimum Transferor Percentage” shall mean 0%; provided, however, that in certain circumstances such percentage may be increased.

“Monthly Period” shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 2004-2 Securities shall begin on and include the Closing Date and shall end on and include November 30, 2004.

“Negative Carry Amount” shall have the meaning specified in subsection 4.10(a) of the Agreement.

“Paired Series” shall have the meaning specified in Section 18 of this Series Supplement.

“Pay Out Commencement Date” shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 2004-2 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

“Paying Agent” shall mean, for the Series 2004-2 Securities, initially U.S. Bank National Association and, in certain limited circumstances, Deutsche Bank Luxembourg S.A.

“Payment Reserve Account” shall have the meaning specified in subsection 4.19(a) of the Agreement.

“Permitted Assignee” shall mean any Person who, if it were the Excess Collateral Holder or holder of an interest in the Trust, as applicable, would not cause the Trust to be characterized as a publicly traded partnership taxable as a corporation for federal income tax purposes, as determined by an opinion of counsel to such effect.

“Portfolio Adjusted Yield” shall mean, with respect to any Monthly Period, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for such Monthly Period from the Portfolio Yield for such Monthly Period.

“Portfolio Yield” shall mean for the Series 2004-2 Securities, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 2004-2 Finance Charge Collections for such Monthly Period (not including the amounts on deposit in the Payment Reserve Account and Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in prior Monthly Periods, if any) plus amounts withdrawn from the Funding Period Reserve Account, if any, with respect to such Monthly Period and amounts withdrawn from the Accumulation Period Reserve Account, if any, with respect to such Monthly Period calculated on a cash basis, minus the aggregate Series Default Amount for such Monthly Period and the Series 2004-2 Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount during the preceding Monthly Period plus the average Pre-Funded Amount during the preceding Monthly Period; provided, however, that Excess Finance Charge Collections applied for the benefit of the Series 2004-2 Securityholders may be added to the numerator if the Transferor shall have provided ten Business Days prior written notice of such action to each Rating Agency and the Transferor, the Servicer and the Trustee shall have received notification in writing that such action will not result in the reduction or withdrawal by Standard & Poor’s of its then existing rating of the Investor Securities of any outstanding Series or Class with respect to which it is a rating agency.

“Pre-Funded Amount” shall mean (a) the Initial Pre-Funded Amount, minus (b) the amount of any increases in the Invested Amount during the Funding Period pursuant to Section 4.16 of the Agreement, minus (c) the amount withdrawn from the Pre-Funding Account and deposited in the Principal Account.

“Pre-Funding Account” shall mean the account established and maintained pursuant to subsection 4.14(a) of the Agreement.

“Principal Funding Account” shall have the meaning set forth in subsection 4.20 of the Agreement.

“Principal Funding Account Balance” shall mean, with respect to any date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

“Principal Funding Account Investment Proceeds” shall mean, with respect to each Interest Accrual Period during the Accumulation Period, the investment earnings on funds on deposit in the Principal Funding Account (net of investment losses and expenses) for such Interest Accrual Period.

“Principal Shortfalls” shall mean on any Business Day (x) for Series 2004-2, (i) during the Accumulation Period, the amount, if any, by which the Controlled Deposit Amount for the Transfer Date immediately following the then current Monthly Period exceeds the total of the amounts described in clauses (w), (x), (y) and (z) of subsection 4.9(c)(i), and (ii) at all other times, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day, or (y) for any other Series, the amounts specified as such in the Supplement for such other Series.

“Qualified Substitute Arrangement” shall have the meaning specified in subsection 3A(d) of this Series Supplement.

“Rating Agencies” shall mean Standard & Poor’s, Moody’s and Fitch.

“Redirected Class B Principal Collections” shall have the meaning specified in subsection 4.17(b) of the Agreement.

“Redirected Class M Principal Collections” shall have the meaning specified in subsection 4.17(c) of the Agreement.

“Redirected Excess Collateral Principal Collections” shall have the meaning specified in subsection 4.17(a) of the Agreement.

“Redirected Principal Collections” shall mean the sum of Redirected Class M Principal Collections, Redirected Class B Principal Collections and Redirected Excess Collateral Principal Collections.

“Reference Banks” shall mean four major banks in the London interbank market selected by the Servicer.

“Replacement Interest Rate Cap” shall mean one or more Interest Rate Caps, which in combination with all other Interest Rate Caps then in effect, after giving effect to any planned cancellations of any presently outstanding Interest Rate Caps satisfies the Transferor’s covenant contained in Section 3A of this Series Supplement to maintain Interest Rate Caps.

“Required Accumulation Factor Number” shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Receivables, expressed as a decimal, for the 12 months preceding the date of such calculation.

“Required Amount” shall have the meaning specified in subsection 4.10(b) of the Agreement.

“Required Reserve Account Amount” shall mean, for any date on or after the Reserve Account Funding Date an amount equal to (a) 0.50% of the sum of the Class A Invested Amount, Class M Invested Amount and Class B Invested Amount or (b) any other amount designated by the Transferor; provided, that if such designation is of a lesser amount, the Transferor shall have (i) provided the Servicer and the Trustee with evidence that the Rating Agency Condition has been satisfied and (ii) delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2004-2.

“Reserve Account Funding Date” shall mean the earliest of (a) the first day of the third Monthly Period preceding the first full day of the Accumulation Period; (b) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 12 months prior to the first full day of the Accumulation Period; (c) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 3.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 6 months prior to the first full day of the Accumulation Period; or (d) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 3.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 4 months prior to the first full day of the Accumulation Period.

“Revolving Period” shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

“Scheduled Series 2004-2 Termination Date” shall mean the October 2010 Distribution Date.

“Series 2004-2” shall mean the Series of the Metris Master Trust represented by the Series 2004-2 Securities.

“Series 2004-2 Pay Out Event” shall have the meaning specified in Section 8 of this Series Supplement.

“Series 2004-2 Percentage” shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts relating to all other Series then outstanding.

“Series 2004-2 Securities” shall mean the Class A Securities, the Class M Securities, the Class B Securities and the Excess Collateral.

“Series 2004-2 Securityholder” shall mean the holder of record of any Series 2004-2 Security.

“Series 2004-2 Securityholders’ Interest” shall have the meaning specified in Section 4.4 of the Agreement.

“Series 2004-2 Termination Date” shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 2004-2 Securities are paid in full, or (ii) the Scheduled Series 2004-2 Termination Date.

“Series Default Amount” shall mean (i) on any Business Day other than a Default Recognition Date, an amount equal to the product of (a) the Floating Percentage applicable on such Business Day and (b) the aggregate Default Amount identified since the prior reporting date and (ii) on any Default Recognition Date, an amount equal to the product of (a) the Default Recognition Allocation Percentage applicable on such Default Recognition Date and (b) the Default Amount with respect to such Default Recognition Date.

“Series Servicing Fee Percentage” shall mean 2.00% per annum.

“Servicing Fee” shall mean for any Monthly Period, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 365 or 366, (ii) the Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the beginning of the day on the first day of such Monthly Period.

“Shared Principal Collections” shall mean, as the context requires, either (a) the amount allocated to the Series 2004-2 Securities which, in accordance with subsections 4.9(b) and 4.9(c)(ii) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the investor securities of other Series which the applicable Series Supplements for such Series specify are to be treated as “Shared Principal Collections” and which may be applied to cover Principal Shortfalls with respect to the Series 2004-2 Securities.

“Termination Payment Date” shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 2004-2 Termination Date.

“Transfer” shall have the meaning specified in Section 11 of this Series Supplement.

“Transfer and Administration Agreement” shall mean the agreement among the Transferor, Metris, as administrator, and the Excess Collateral Holder, dated as of November 5, 2004 as amended or modified from time to time, relating to the transfer of the Excess Collateral.

“Transferor Finance Charge Collections” shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) the Series 2004-2 Percentage.

“Transferor Retained Securities” shall mean investor securities of any Series which the Transferor is required to retain pursuant to the terms of any Supplement and with respect to Series 2004-2, the portion of the Excess Collateral represented by the Owner Certificate in the Metris Secured Note Trust 2004-2 for so long as the Owner Certificate is retained by the Transferor.

“Transferor Retained Finance Charge Collections” shall mean with respect to each Business Day other than a Default Recognition Date, the amount specified in subsection 4.9(a)(vi) of the Agreement, which amount shall be deposited in an account maintained with a Qualified Institution and shall be invested in Cash Equivalents maturing no later than the next succeeding Default Recognition Date.

“Transferor Retained Securities Amount” shall mean the dollar value of the portion of the Excess Collateral represented by the Owner Certificate in the Metris Secured Note Trust 2004-2 for so long as the Owner Certificate is retained by the Transferor.

“Weighted Average Invested Amount” shall mean with respect to any Monthly Period the weighted average Adjusted Invested Amount based on the Adjusted Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

“Weighted Average Principal Receivables” shall mean with respect to any Monthly Period the weighted average sum of the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

Section 3. Reassignment Terms. The Series 2004-2 Securities shall be subject to termination by the Transferor (so long as the Transferor is the Servicer or an affiliate of the Servicer) at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount would be reduced to an amount less than or equal to 10% of the highest Invested Amount during the Revolving Period. The deposit required in connection with any such termination and final distribution shall be equal to the unpaid Adjusted Invested Amount plus accrued and unpaid interest on the Series 2004-2 Securities through the day prior to the Distribution Date on which the final distribution occurs, in each case after giving effect to any payments on such date.

Section 3A. Conveyance of Interest in Interest Rate Cap; Cap Proceeds Account.

(a) The Transferor hereby covenants and agrees that, on or prior to the issuance of the Series 2004-2 Securities, it shall obtain and at all times prior to and including the close of business on the October 2006 Distribution Date maintain one or more Interest Rate Caps whose notional amounts singly or taken as a group equal or exceed an amount equal to the sum of (i) the Class A Outstanding Principal Amount, the Class M Outstanding Principal Amount and the Class B Outstanding Principal Amount and (ii) an amount equal to the product of (a) the Excess Collateral Initial Amount less any Excess Collateral Principal distributed to the Excess Collateral Holder and (b) the Excess Collateral Notional Percentage. On each Distribution Date starting with the October 2006 Distribution Date, the notional amounts of the Interest Rate Caps will reduce monthly in an amount equal to the quotient of (i) the initial notional amount divided by (ii) 49. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien (free and clear of all other Liens) to the Trustee for the benefit of the Series 2004-2 Securityholders, in and on all of the Transferor’s right, title and interest, whether now existing or hereafter arising in and to the Cap Agreements and the Interest Rate Caps arising thereunder, together with the Cap Proceeds Account and all other proceeds thereof, as collateral security for the benefit of the Series 2004-2 Securityholders. The Transferor hereby further agrees to execute all such instruments, documents and financing statements and take all such further action requested by the Trustee to evidence and perfect the assignment of the Cap Agreements, the Interest Rate Caps and the Cap Proceeds Account pursuant to this Section 3A. The Transferor agrees that each Interest Rate Cap shall provide for payments to the Trustee and that the Trustee’s interest in respect of such payments shall be deposited into the Cap Proceeds Account.

(b) The Trustee, for the benefit of the Series 2004-2 Securityholders, shall establish and maintain with a Qualified Institution, which may be the financial institution serving as Trustee, in the name of the Trustee, on behalf of the Securityholders, a certain segregated trust account (the “Cap Proceeds Account”). All amounts paid pursuant to the Interest Rate Caps or any Qualified Substitute Arrangement on any Business Day (a “Cap Settlement Date”) shall be deposited in the Cap Proceeds Account. Any amounts paid pursuant to the Interest Rate Caps or any Qualified Substitute Arrangement on the Transfer Date in any Monthly Period shall be treated for all purposes herein, including application in accordance with subsection 4.9(a) of the Agreement, as if they had been received on the last Business Day of the preceding Monthly Period. Funds in the Cap Proceeds Account shall be invested at the direction of the Servicer, in Cash Equivalents with maturities not later than the next succeeding Business Day. Any earnings on such invested funds shall be deposited and held in the Cap Proceeds Account and applied in the same manner and priority as payments pursuant to the Interest Rate Caps.

(c) In the event that the Cap Provider defaults in its obligation to make a payment to the Trustee under one or more Cap Agreements on any Cap Settlement Date, the Trustee shall make a demand on such Cap Provider, or any guarantor, if applicable, demanding payment by 12:30 p.m., New York time, on such date. The Trustee shall give notice to the Securityholders upon the continuing failure by any Cap Provider to perform its obligation during the two Business Days following a demand made by the Trustee on such Cap Provider, and shall take such action with respect to such continuing failure directed to be taken by the Securityholders.

(d) In the event that the Cap Provider is downgraded below the rating required by a Rating Agency, then within 30 days after receiving notice of such decline in the creditworthiness of the Cap Provider as determined by the Rating Agencies, either (x) the Cap Provider, with the prior written confirmation of the Rating Agencies that such arrangement will not result in the reduction or withdrawal of the rating of the Class A Securities, the Class M Securities, the Class B Securities or the securities secured by the Excess Collateral, will enter into an arrangement the purpose of which shall be to assure performance by the Cap Provider of its obligations under the Interest Rate Caps; or (y) the Transferor shall at its option either (i) with the prior written confirmation of the Rating Agencies that such action will not result in a reduction or withdrawal of the rating of the Class A Securities, the Class M Securities, the Class B Securities or the securities secured by the Excess Collateral, cause the Cap Provider to pledge securities in the manner provided by applicable law which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Cap Provider’s performance of its obligations under the applicable Interest Rate Cap, or (ii) provided that a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of Section 3A(e) has been obtained, direct the Trustee (A) to provide written notice to the Cap Provider of its intention to terminate the applicable Interest Rate Cap within such 30-day period and (B) to terminate the applicable Interest Rate Cap within such 30-day period, to request the payment to it of all amounts due to the Trust under the applicable Interest Rate Cap through the termination date and to deposit any such amounts so received, on the day of receipt, to the Cap Proceeds Account for the benefit of the Series 2004-2 Securityholders, or (iii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 3A(d)) satisfactory to the Rating Agencies such that the Rating Agencies will not reduce or withdraw the rating of the Class A Securities, the Class M Securities, the Class B Securities or the securities secured by the Excess Collateral (a “Qualified Substitute Arrangement”); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agencies then the provisions of this Section 3A(d) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Transferor receives notice of such cessation or termination, as the case may be.

(e) Unless an alternative arrangement pursuant to clause (x) or (y)(i) of Section 3A(d) is being established, the Transferor shall use its best efforts to obtain a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of this Section 3A(e) during the 30-day period referred to in Section 3A(d). The Trustee shall not terminate the Interest Rate Cap unless, prior to the expiration of the 30-day period referred to in said Section 3A(d), the Transferor delivers to the Trustee (i) a Replacement Interest Rate Cap or Qualified Substitute Arrangement, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) a letter from each of the Rating Agencies confirming that the termination of the Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect its rating of the Class A Securities, the Class M Securities, the Class B Securities or the securities secured by the Excess Collateral.

(f) The Servicer or the Transferor shall notify the Trustee and the Rating Agencies within five Business Days after obtaining actual knowledge that the senior unsecured debt rating of the Cap Provider has been withdrawn or reduced by either of the Rating Agencies.

(g) Notwithstanding the foregoing, the Transferor may at any time obtain a Replacement Interest Rate Cap, provided that the Transferor delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap and (ii) a letter from each of the Rating Agencies confirming that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap will not adversely affect its rating of the Class A Securities, the Class M Securities, the Class B Securities or the securities secured by the Excess Collateral.

(h) The Trustee, on behalf of the Securityholders, upon notification from the Transferor, shall sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

(x) the Aggregate Interest Rate Caps Notional Amount after giving effect to such sale shall equal or exceed an amount equal to the Adjusted Invested Amount as of the date of such sale after giving effect to all payments and allocations made pursuant to this Agreement;

(y) such sale will not result in a downgrading or withdrawal of the then current rating on the Class A Securities, the Class M Securities, the Class B Securities or the securities secured by the Excess Collateral by the Rating Agencies; and

(z) the minimum notional amount denomination of any Interest Rate Cap to be sold is $1,000,000.

The Transferor shall have the duty of obtaining a fair market value price for the sale of the Trust’s rights under any Interest Rate Cap, notifying the Trustee of prospective purchasers and bids, and selecting the purchaser of such Interest Rate Cap. The Trustee upon receipt of the purchase price in the Collection Account shall execute all documentation necessary to effect the transfer of the Trust’s rights under the Interest Rate Cap and to release the Lien of the Trustee on the Interest Rate Cap and proceeds thereof.

Funds deposited in the Collection Account in respect of the sale of all or a portion of an Interest Rate Cap shall be applied as Principal Collections allocable to Series 2004-2 and shall be applied on the next Distribution Date in accordance with subsections 4.7(a), (b), (c) and (d) and 4.9(b) and (c) of the Agreement.

Section 4. Delivery and Payment for the Class A Securities, the Class M Securities and the Class B Securities. The Transferor shall execute and deliver the Class A Securities, the Class M Securities and the Class B Securities to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Class A Securities, the Class M Securities and the Class B Securities to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

Section 5. Form of Delivery of the Class A Securities, the Class M Securities and the Class B Securities; Denominations.

(a) The Class A Securities, the Class M Securities and the Class B Securities, shall be delivered as Book-Entry Securities as provided in Sections 6.1 and 6.10 of the Agreement. The Class A Securities, the Class M Securities and the Class B Securities shall be issued in minimum denominations of $1,000 and integral multiples thereof.

(b) The Depositary for the Class A Securities, the Class M Securities and the Class B Securities shall be DTC and the Class A Securities, the Class M Securities and the Class B Securities shall be initially registered in the name of Cede & Co., its nominee, and will initially be held by the Trustee as custodian for DTC.

Section 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2004-2 Securities:

ARTICLE IV

RIGHTS OF SECURITYHOLDERS AND

ALLOCATION AND APPLICATION OF COLLECTIONS

4.4 Rights of Securityholders. The Series 2004-2 Securities shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 2004-2 Securities at the times and in the amounts specified in this Agreement, (a) the Floating Percentage and the Fixed/Floating Percentage (as applicable from time to time) of Collections (including Finance Charge Collections) available in the Collection Account, (b) funds allocable to the Series 2004-2 Securities on deposit in the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Principal Funding Account, the Accumulation Period Reserve Account, the Distribution Account, the Cap Proceeds Account, the Payment Reserve Account, the Funding Period Reserve Account and the Pre-Funding Account (for such Series, the “Series 2004-2 Securityholders’ Interest”). The Class M Securities, the Class B Securities and the Excess Collateral shall be subordinated to the Class A Securities; the Class B Securities and the Excess Collateral shall be subordinated to the Class M Securities; and the Excess Collateral shall be subordinated to the Class B Securities. The Class M Securities, the Class B Securities and the Excess Collateral will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class B Securities and the Excess Collateral will not have the right to receive payments of principal until the Class M Invested Amount has been paid in full. The Excess Collateral will not have the right to receive payments of principal until the Class B Invested Amount has been paid in full.

Section 4.5. Collections and Allocation; Payments on Exchangeable Transferor Security.

(a) Collections and Allocations. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 2004-2 Securities, and all funds on deposit in the Interest Funding Account, the Principal Account, the Cap Proceeds Account, the Principal Funding Account, the Accumulation Period Reserve Account, the Distribution Account, the Payment Reserve Account, the Funding Period Reserve Account and the Pre-Funding Account, as described in this Article IV. On each Business Day, (i) the amount of Finance Charge Collections available in the Collection Account allocable to the Series 2004-2 Securities shall be determined by multiplying the aggregate amount of such Finance Charge Collections by (x) prior to the Pay Out Commencement Date, the Floating Percentage and (y) on and after the Pay Out Commencement Date, the Fixed/Floating Percentage, (ii) the amount of Principal Collections available in the Collection Account allocable to the Series 2004-2 Securities shall be determined by multiplying the aggregate amount of such Principal Collections by (x) during the Revolving Period, the Floating Percentage and (y) during the Amortization Period, the Fixed/Floating Percentage, and (iii) the Receivables in Defaulted Accounts allocable to the Series 2004-2 Securities shall be determined by multiplying the Default Amount by the Floating Percentage.

(b) Payments to the Holder of the Exchangeable Transferor Security. On each Business Day, the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Security in accordance with subsection 4.3(b) of the Agreement; provided, however, that such amounts shall be applied in accordance with Section 4.10 hereof to the extent specified therein.

Notwithstanding the foregoing and any other provisions of this Series Supplement, amounts payable to the Transferor shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

Section 4.6 Determination of Interest for the Series 2004-2 Securities.

(a) The amount of monthly interest (the “Class A Monthly Interest”) which shall accrue for the benefit of the Class A Securities with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class A Interest Rate in effect with respect to the related Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the “Class A Interest Shortfall”) equal to the excess, if any, of (x) the Class A Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class A Securityholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount (“Class A Additional Interest”) shall be payable as provided herein with respect to the Class A Securities on each Distribution Date following such Distribution Date on which there was a Class A Interest Shortfall, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Securityholders, equal to the product of (i) the Class A Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class A Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Securityholders only to the extent permitted by applicable law.

(b) The amount of monthly interest (the “Class M Monthly Interest”) which shall accrue for the benefit of the Class M Securities with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class M Interest Rate in effect with respect to the related Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class M Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the “Class M Interest Shortfall”) equal to the excess, if any, of (x) the aggregate Class M Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class M Securityholders in respect of interest on such Distribution Date. If there is a Class M Interest Shortfall with respect to any Distribution Date, an additional amount (“Class M Additional Interest”) shall be payable as provided herein with respect to the Class M Securities on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class M Interest Shortfall is paid to Class M Securityholders, equal to the product of (i) the Class M Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class M Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class M Additional Interest shall be payable or distributed to Class M Securityholders only to the extent permitted by applicable law.

(c) The amount of monthly interest (the “Class B Monthly Interest”) which shall accrue for the benefit of the Class B Securities with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Interest Rate in effect with respect to the related Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the “Class B Interest Shortfall”) equal to the excess, if any, of (x) the aggregate Class B Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Securityholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount (“Class B Additional Interest”) shall be payable as provided herein with respect to the Class B Securities on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Securityholders, equal to the product of (i) the Class B Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class B Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Securityholders only to the extent permitted by applicable law.

(d) The amount of monthly interest (the “Excess Collateral Minimum Monthly Interest”) which shall accrue for the benefit of the Excess Collateral with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Excess Collateral Minimum Rate in effect with respect to the related Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Excess Collateral Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

Section 4.7 Determination of Principal Amounts. (a) The amount of principal (the “Class A Principal”) distributable from the Distribution Account or available for deposit into the Principal Funding Account with respect to the Class A Securities for each Distribution Date, beginning with the Distribution Date in the month following the month in which the Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Series 2004-2 Principal Collections on deposit in the Principal Account with respect to the related Transfer Date, (ii) for each Distribution Date with respect to the Accumulation Period, prior to the payment in full of the Class A Invested Amount and on or prior to the Expected Final Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Invested Amount on the related Transfer Date.

(b) The amount of principal (the “Class M Principal”) distributable from the Distribution Account or available for deposit into the Principal Funding Account with respect to the Class M Securities for each Distribution Date, beginning with (x) during the Accumulation Period, the Distribution Date in the month following the month in which the Accumulation Period begins and (y) during the Early Amortization Period, the Distribution Date on which the Class A Invested Amount is paid in full, shall be equal to the least of (i) the Available Series 2004-2 Principal Collections remaining on deposit in the Principal Account with respect to the related Transfer Date after application thereof to Class A Principal, if any, (ii) for each Distribution Date with respect to the Accumulation Period, prior to the payment in full of the Class M Invested Amount and on or prior to the Expected Final Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (iii) the Class M Adjusted Invested Amount on such Transfer Date.

(c) The amount of principal (the “Class B Principal”) distributable from the Distribution Account or available for deposit into the Principal Funding Account with respect to the Class B Securities for each Distribution Date, beginning with (x) during the Accumulation Period, the Distribution Date in the month following the month in which the Accumulation Period begins and (y) during the Early Amortization Period, the Distribution Date on which the Class M Invested Amount is paid in full, shall be equal to the least of (i) the Available Series 2004-2 Principal Collections remaining on deposit in the Principal Account with respect to the related Transfer Date after application thereof to Class A Principal and Class M Principal, if any, (ii) for each Distribution Date with respect to the Accumulation Period, prior to the payment in full of the Class B Invested Amount and on or prior to the Expected Final Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (iii) the Class B Adjusted Invested Amount on such Transfer Date.

(d) The amount of principal (the “Excess Collateral Principal”) distributable from the Distribution Account or available for deposit into the Principal Funding Account with respect to the Excess Collateral for each Transfer Date, beginning with (x) during the Accumulation Period, the Distribution Date in the month following the month in which the Accumulation Period begins and (y) during the Early Amortization Period, the Transfer Date immediately preceding the Distribution Date on which the Class B Invested Amount will be paid in full, prior to payment in full of the Excess Collateral Amount, shall be equal to the least of (i) the Available Series 2004-2 Principal Collections remaining on deposit in the Principal Account with respect to the related Transfer Date after application thereof to Class A Principal, Class M Principal and Class B Principal, if any, (ii) for each Distribution Date with respect to the Accumulation Period, prior to the payment in full of the portion of the Excess Collateral Amount not retained by the Transferor and on or prior to the Expected Final Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (iii) the Excess Collateral Adjusted Invested Amount on such Transfer Date.

Section 4.8 Shared Principal Collections. Shared Principal Collections allocated to Available Series 2004-2 Principal Collections for the Series 2004-2 Securities and to be applied to Class A Principal, Class M Principal, Class B Principal and Excess Collateral Principal pursuant to subsection 4.9(c)(i)(z) of the Agreement for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 2004-2 Securities for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to Available Series 2004-2 Principal Collections for the Series 2004-2 Securities shall be zero.

Section 4.9 Application of Funds. (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw from the Collection Account and the Cap Proceeds Account, to the extent of the sum of (w) prior to the Pay Out Commencement Date, the Floating Percentage of the sum of Finance Charge Collections and the amount of Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in a prior Monthly Period, available in the Collection Account or, on and after the Pay Out Commencement Date, the Fixed/Floating Percentage of the sum of Finance Charge Collections and the amount of Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in a prior Monthly Period, available in the Collection Account, (x) Investment Earnings, (y) amounts on deposit in the Payment Reserve Account, if any, if and to the extent the Transferor designates that such amounts are to be so applied, and (z) the Cap Receipt Amount, if any, for such Business Day (collectively, the “Available Series 2004-2 Finance Charge Collections”), the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.9(a)(i) through 4.9(a)(xiii) of the Agreement.

(i) Class A Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Securityholders, to the extent of the Available Series 2004-2 Finance Charge Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 2004-2 Finance Charge Collections and (y) the excess of (1) the sum of Class A Monthly Interest for the Interest Accrual Period beginning in such Monthly Period and Carryover Class A Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Securityholders only to the extent permitted by applicable law.

(ii) Class M Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class M Securityholders, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) the excess of (1) the sum of Class M Monthly Interest for the Interest Accrual Period beginning in such Monthly Period and Carryover Class M Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class M Interest that constitutes Class M Additional Interest shall be payable or distributable to Class M Securityholders only to the extent permitted by applicable law.

(iii) Class B Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Securityholders, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i) and (ii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) the excess of (1) the sum of Class B Monthly Interest for the Interest Accrual Period beginning in such Monthly Period and Carryover Class B Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Securityholders only to the extent permitted by applicable law.

(iv) Excess Collateral Minimum Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, and distribute to the Excess Collateral Holder, on such Business Day, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) the excess of (1) the sum of Excess Collateral Minimum Monthly Interest for the Interest Accrual Period beginning in such Monthly Period and Carryover Excess Collateral Minimum Interest over (2) any amounts with respect thereto previously distributed to the Excess Collateral Holder on any prior Business Day during such Monthly Period.

(v) Investor Servicing Fee. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, and distribute to the Servicer, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (iv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

(vi) Series Default Amount. On each Business Day, first if such day is the Default Recognition Date for the related Monthly Period, the Transferor will apply (as described below) an amount equal to the amount paid to the Transferor pursuant to subsection 3.2(a)(vii) of the Transfer and Administration Agreement on each Business Day in the current Monthly Period other than a Default Recognition Date to be treated as “Transferor Retained Finance Charge Collections” and second the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v) of the Agreement, in an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and, if such day is the related Default Recognition Date for such Monthly Period, an amount equal to the aggregate Transferor Retained Finance Charge Collections for each prior day during the related Monthly Period and (y) the sum of (1) the aggregate Series Default Amount for such Business Day plus (2) the unpaid Series Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) treated as Available Series 2004-2 Principal Collections during the Amortization Period.

(vii) Adjustment Payment Shortfalls. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) an amount equal to the Series 2004-2 Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Series 2004-2 Principal Collections.

(viii) Reimbursement of Class A Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) the unreimbursed Class A Charge-Offs, if any, will be applied to reimburse Class A Charge-Offs, such amount during the Revolving Period, to be treated as Shared Principal Collections, and during the Amortization Period, to be treated as Available Series 2004-2 Principal Collections.

(ix) Reimbursement of Class M Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) the unreimbursed amount by which the Class M Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class M Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Series 2004-2 Principal Collections.

(x) Reimbursement of Class B Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Series 2004-2 Principal Collections.

(xi) Reimbursement of Excess Collateral Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) the unreimbursed amount by which the Excess Collateral Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Excess Collateral Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Series 2004-2 Principal Collections.

(xii) Accumulation Period Reserve Account. On each Business Day on and after the Reserve Account Funding Date, but prior to the date on which the Accumulation Period Reserve Account terminates pursuant to subsection 4.21(d) of the Agreement, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, and distribute to the Servicer, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-2 Finance Charge Collections and (y) the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount and the Servicer shall deposit such amount, if any, in the Accumulation Period Reserve Account.

(xiii) Payments to Excess Collateral Holder. Any amounts remaining in the Cap Proceeds Account, Collection Account and the Payment Reserve Account, to the extent of any Available Series 2004-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xii) of the Agreement, shall be distributed to the Excess Collateral Holder.

On each Business Day during a Monthly Period, any amount distributed to the Trustee pursuant to subsection 3.2(a)(v) of the Transfer and Administration Agreement to be deposited in the Payment Reserve Account shall be deposited in the Payment Reserve Account.

On each Business Day during a Monthly Period, any amount distributed to the Trustee pursuant to subsection 3.2(a)(vi) of the Transfer and Administration Agreement shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to first make such amounts available to pay Securityholders of other Series to the extent of shortfalls, if any, in amounts payable to such Securityholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any.

Notwithstanding the foregoing, if on any Default Recognition Date the sum of the amount of Available Series 2004-2 Finance Charge Collections (including, all amounts on deposit in the Payment Reserve Account remaining after application pursuant to subsection 4.9(a)(v)) and Transferor Retained Finance Charge Collections is less than the Series Default Amount for such Default Recognition Date, the Servicer shall apply (i) amounts deposited in the Accumulation Period Reserve Account pursuant to subsection 4.9(a)(xii) of the Agreement during the then current Monthly Period and (ii) any amount distributed to the Trustee pursuant to subsection 3.2(a) of the Transfer and Administration Agreement for application in accordance with the instructions of the Servicer in respect of such shortfall, in accordance with subsection 4.9(a)(vi) of the Agreement to the extent of such shortfall.

(b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the Floating Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Redirected Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(d) of the Agreement.

(c) For each Business Day on and after the Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account, the Excess Funding Account or the Pre-Funding Account and other accounts as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

(i) an amount (not in excess of the Adjusted Invested Amount) equal to the sum of (v) the product of the Fixed/Floating Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof applied as Redirected Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Series 2004-2 Securities on such Business Day pursuant to subsection 4.9(d) of the Agreement, (x) amounts to be paid pursuant to subsections 4.9(a)(vi), (vii), (viii), (ix), (x) and (xi) of the Agreement from Available Series 2004-2 Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b), 4.17, 4.20(b) and 4.21(b), (c) and (d) of the Agreement on such Business Day, (y) on and after the Pay Out Commencement Date, any amount on deposit in the Pre-Funding Account on such Business Day (less investment earnings thereon) and (z) the amount of Shared Principal Collections allocated to the Series 2004-2 Securities in accordance with Section 4.8 of the Agreement on such Business Day, will be deposited into the Principal Account; provided, however, that with respect to any Monthly Period during the Accumulation Period, the aggregate amount required to be deposited in the Principal Account pursuant to this subsection 4.9(c)(i) shall not exceed the sum of the Controlled Deposit Amount.

(ii) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(v) through (y) above over (B) the sum of the Class A Principal, the Class M Principal, the Class B Principal and the Excess Collateral Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(d) of the Agreement.

(d) On the first Business Day of the Amortization Period funds on deposit in the Excess Funding Account will be deposited in the Principal Account to the extent of the lesser of (x) the Invested Amount and (y) the product of (i) the amount on deposit in the Excess Funding Account at the beginning of the Amortization Period and (ii) a fraction, the numerator of which is equal to the Invested Amount and the denominator of which is equal to the sum of the invested amounts of all Series in amortization periods on such day.

Section 4.10 Coverage of Required Amount for the Series 2004-2 Securities.

(a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 2004-2 Finance Charge Collections in subsections 4.9(a)(i) through (xiii) of the Agreement, Transferor Finance Charge Collections in an amount equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Excess Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested (the “Negative Carry Amount”).

(b) To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xii) of the Agreement, respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 2004-2 Finance Charge Collections in subsections 4.9(a)(i) through (xii) of the Agreement, all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 2004-2 Securities in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 2004-2 Finance Charge Collections and Transferor Finance Charge Collections on such Business Day (the “Required Amount”).

Excess Finance Charge Collections allocated to the Series 2004-2 Securities for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

Section 4.11 Payment of Interest on Class A Securities, Class M Securities, Class B Securities and Excess Collateral. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Class A Securities, the Class M Securities, the Class B Securities and the Excess Collateral and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (w) the Class A Securityholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i) of the Agreement, (x) the Class M Securityholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(ii) of the Agreement, (y) the Class B Securityholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(iii) of the Agreement and (z) the Excess Collateral Holder from the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(iv) of the Agreement.

Section 4.12 Payment of Security Principal. (a) During the Accumulation Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall deposit into the Principal Funding Account, to the extent of funds available, an amount equal to the Class A Adjusted Invested Amount, Class M Adjusted Invested Amount, Class B Adjusted Invested Amount and the portion of the Excess Collateral Amount not retained by the Transferor. On the Expected Final Payment Date with respect to the Accumulation Period, following any deposit to the Distribution Account pursuant to subsection 4.12(g) of the Agreement, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class A Securityholders, Class M Securityholders, Class B Securityholders and Excess Collateral Holder from the Distribution Account in the manner described in subsection 4.12(g) below.

(b) During the Early Amortization Period, on the Transfer Date preceding each Distribution Date with respect to the Amortization Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit into the Distribution Account with respect to the Early Amortization Period, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On each Distribution Date with respect to the Early Amortization Period until the Class A Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class A Securityholders from the Distribution Account such amounts deposited with respect to Class A Principal into the Distribution Account on the related Transfer Date.

(c) During the Early Amortization Period, on each Transfer Date commencing with the Transfer Date immediately preceding the Distribution Date on which the Class A Invested Amount will be paid in full, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class M Principal for the related Distribution Date. On and after the Class A Invested Amount has been paid in full, and on each Distribution Date thereafter until the Class M Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class M Securityholders from the Distribution Account such amounts deposited with respect to Class M Principal into the Distribution Account on the related Transfer Date.

(d) During the Early Amortization Period, on each Transfer Date commencing with the Transfer Date immediately preceding the Distribution Date on which the Class M Invested Amount will be paid in full, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B Principal for the related Distribution Date. On and after the Class M Invested Amount has been paid in full, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class B Securityholders from the Distribution Account such amounts deposited with respect to Class B Principal into the Distribution Account on the related Transfer Date.

(e) On the Transfer Date immediately preceding the Distribution Date on which the Class B Invested Amount will be paid in full and on each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Excess Collateral Amount for such Transfer Date. On and after the Transfer Date immediately preceding the Distribution Date on which the Class B Invested Amount will be paid in full, and on each Distribution Date thereafter until the Excess Collateral Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Excess Collateral Holder from the Distribution Account such amounts deposited with respect to Excess Collateral Amount into the Distribution Account on such Transfer Date.

(f) Any amounts remaining in the Principal Account and allocable to the Series 2004-2 Securities, after the Excess Collateral Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(d) of the Agreement.

(g) On the earlier to occur of (i) the first Transfer Date with respect to the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Final Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account for distribution (i) to the Class A Securityholders up to an amount equal to the Class A Invested Amount, (ii) after the Class A Invested Amount has been paid in full, then to the Class M Securityholders up to an amount equal to the Class M Invested Amount, (iii) after the Class M Invested Amount has been paid in full, then to the Class B Securityholders up to an amount equal to the Class B Invested Amount and (iv) after the Class B Invested Amount has been paid in full, then to the Excess Collateral Holder up to an amount equal to the Excess Collateral Amount.

Section 4.13 Series Charge-Offs. (a) If, on any Determination Date, the aggregate Series Default Amount and the Series 2004-2 Percentage of unpaid Adjustment Payments, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 2004-2 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(vi) and (vii) of the Agreement (including, without limitation, the amount of Principal Funding Account Investment Proceeds applied with respect thereto pursuant to subsection 4.20(b) and the amount of Pre-Funding Account investment proceeds applied with respect thereto pursuant to subsection 4.14(c)), the amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to Section 4.10 of the Agreement, the amount of Redirected Principal Collections applied with respect thereto pursuant to Section 4.17 of the Agreement, amounts withdrawn from the Funding Period Reserve Account pursuant to subsection 4.15(b) and amounts withdrawn from the Accumulation Period Reserve Account pursuant to subsection 4.21(b), (c) and (d) and applied with respect to the Series Default Amount and the Series 2004-2 Percentage of unpaid Adjustment Payments with respect to such Monthly Period, the Excess Collateral Amount will be reduced by the amount by which the remaining aggregate Series Default Amount and Series 2004-2 Percentage of unpaid Adjustment Payments exceed the amount applied with respect thereto during such preceding Monthly Period (an “Excess Collateral Charge-Off”).

(b) In the event that any such reduction of the Excess Collateral Amount would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero, but not more than the remaining aggregate Series 2004-2 Default Amount and Series 2004-2 Percentage of unpaid Adjustment Payments for such Monthly Period (a “Class B Charge-Off”).

(c) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class M Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Series 2004-2 Default Amount and Series 2004-2 Percentage of unpaid Adjustment Payments for such Monthly Period (a “Class M Charge-Off”).

(d) In the event that any such reduction of the Class M Invested Amount would cause the Class M Invested Amount to be a negative number, the Class M Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class M Invested Amount would have been reduced below zero, but not more than the remaining aggregate Series 2004-2 Default Amount and Series 2004-2 Percentage of unpaid Adjustment Payments for such Monthly Period (a “Class A Charge-Off”).

Section 4.14. Pre-Funding Account. (a) Establishment of the Pre-Funding Account. The Transferor hereby directs the Servicer, for the benefit of the Series 2004-2 Securityholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 2004-2 Securityholders, with a Qualified Institution (which initially shall be U.S. Bank National Association) a segregated trust account (the “Pre-Funding Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-2 Securityholders. The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 2004-2 Securityholders, without recourse, all of its right, title and interest in, to and under the Pre-Funding Account, any Cash Equivalents on deposit therein and any proceeds of the foregoing, including the investment earnings. The Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-2 Securityholders. If, at any time, the institution holding the Pre-Funding Account ceases to be a Qualified Institution, the Transferor shall direct the Servicer to establish within 10 Business Days a new Pre-Funding Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the “Pre-Funding Account.” In addition, after five days notice to the Trustee, the Transferor may direct the Servicer to establish a new Pre-Funding Account meeting the conditions specified above with a different Qualified Institution, transfer any cash and/or investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be, for the Series 2004-2 Securities, the “Pre-Funding Account.” Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Pre-Funding Account for the purposes of carrying out the Servicer’s or Trustee’s duties hereunder.

(b) Administration of Pre-Funding Account. The Transferor shall on the Closing Date deposit in the Pre-Funding Account the Initial Pre-Funded Amount. On the Business Day preceding each Transfer Date, the Servicer shall withdraw from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income on the Pre-Funded Amount. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funded Account shall not be considered part of the Pre-Funded Amount for purposes of this Agreement. Funds on deposit in the Pre-Funding Account shall be withdrawn by the Servicer and paid to the Transferor to the extent of any increases in the Invested Amount pursuant to Section 4.16 of the Agreement. If the Pay Out Commencement Date occurs during the Funding Period, the remaining Pre-Funded Amount will be applied in accordance with subsection 4.9(c) of the Agreement to make principal payments with respect to the Series 2004-2 Securities. The Servicer shall withdraw the remaining Pre-Funded Amount, if any, on deposit in the Pre-Funding Account not later than the fifth Business Day of the December 2004 Monthly Period and deposit such amount into the Principal Account for payment to Series 2004-2 Securityholders pro rata based on the Class A Outstanding Principal Amount, the Class M Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Excess Collateral Outstanding Principal Amount on such date.

(c) Investment of Funds in Pre-Funding Account. Funds on deposit in the Pre-Funding Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Pre-Funding Account on any Distribution Date, after giving effect to any withdrawals from the Pre-Funding Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date and, on such Transfer Date, such proceeds shall be deposited in the Collection Account and treated as Investment Earnings for application as Available Series 2004-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

Section 4.15. Funding Period Reserve Account. (a) Establishment of the Funding Period Reserve Account. The Transferor hereby directs the Servicer, for the benefit of the Series 2004-2 Securityholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 2004-2 Securityholders, with a Qualified Institution (which initially shall be U.S. Bank National Association) a segregated trust account (the “Funding Period Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-2 Securityholders. The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 2004-2 Securityholders, without recourse, all of its right, title and interest in, to and under the Funding Period Reserve Account, any Cash Equivalent on deposit therein and any proceeds of the foregoing, including the investment earnings. The Funding Period Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-2 Securityholders. If, at any time, the institution holding the Funding Period Reserve Account ceases to be a Qualified Institution, the Transferor shall direct the Servicer to establish within 10 Business Days a new Funding Period Reserve Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Funding Period Reserve Account and from the date such new Funding Period Reserve Account is established, it shall be the “Funding Period Reserve Account.” In addition, after five days notice to the Trustee, the Transferor may direct the Servicer to establish a new Funding Period Reserve Account meeting the conditions specified above with a different Qualified Institution, transfer any cash and/or investments to such new Funding Period Reserve Account and from the date such new Funding Period Reserve Account is established, it shall be, for the Series 2004-2 Securities, the “Funding Period Reserve Account.” Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Funding Period Reserve Account for the purposes of carrying out the Servicer’s or Trustee’s duties hereunder.

(b) Administration of Funding Period Reserve Account. The Transferor shall on the Closing Date deposit in the Funding Period Reserve Account an amount which is equal to the product of (i) 2.00%, (ii) the Pre-Funded Amount on the Closing Date and (iii) a fraction the numerator of which is the actual number of days from and including the Closing Date through but excluding the first day of the December 2004 Monthly Period and the denominator of which is 360. Funds on deposit in the Funding Period Reserve Account (after giving effect to any withdrawals from the Funding Period Reserve Account) shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. The interest and other investment income (net of investment expenses and losses) earned on such investments will be deposited in the Collection Account and treated as Investment Earnings for application as Available Series 2004-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

(c) Withdrawals From Funding Period Reserve Account. On or before each Transfer Date with respect to the Funding Period, the Trustee at the direction of the Servicer shall withdraw from the Funding Period Reserve Account, an amount equal to the lesser of (a) the amount on deposit in the Funding Period Reserve Account and (b) the excess, if any, of (i) the product of (x) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360, (y) the weighted average of the Class A Interest Rate, the Class M Interest Rate, the Class B Interest Rate and the Excess Collateral Minimum Rate, in each case as in effect for the related Interest Accrual Period (weighted based on the Class A Invested Amount, the Class M Invested Amount, the Class B Invested Amount and the Excess Collateral Amount, respectively, as of the last day of the preceding Monthly Period) and (z) the sum of the Pre-Funded Amount at the close of business on each day during the preceding Monthly Period divided by the actual number of days in such Monthly Period over (ii) the investment income (net of investment losses and expenses) earned on amounts in the Pre-Funding Account since the Closing Date (in the case of the first Transfer Date) or the preceding Transfer Date (in the case of each subsequent Transfer Date), and the amount of such withdrawal shall be applied as if such amount were Available Series 2004-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

(d) The Funding Period Reserve Account shall be terminated following the earlier to occur of (a) the completion of the Funding Period and (b) the termination of the Trust pursuant to the Agreement. Upon the termination of the Funding Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Funding Period Reserve Account on such date as described above) shall be applied as if they were Available Series 2004-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

Section 4.16. Increases in Invested Amount. The Transferor may at any time during the Funding Period determine to increase the Invested Amount up to the Full Invested Amount to the extent there are sufficient Principal Receivables in the Trust to permit such increase in the Invested Amount without causing a Pay Out Event to occur with respect to any outstanding Series. Upon determining to increase the Invested Amount pursuant to this Section 4.16, the Transferor shall deliver to the Servicer, the Trustee and each Rating Agency an Officers’ Certificate specifying the amount of the increase in the Invested Amount the Transferor has determined to make and certifying that no Pay Out Event with respect to any outstanding Series will occur as a result of or in connection with such increase in the Invested Amount. Upon receipt of such Officer’s Certificate by the Trustee, the Class A Invested Amount, the Class M Invested Amount, the Class B Invested Amount and the Excess Collateral Amount shall be increased by the amount specified in such Officers’ Certificate, whereupon the Servicer shall withdraw from the Pre-Funding Account in the manner specified in Section 4.14(b) and pay to the Transferor an amount equal to the sum of the amount of such increase in the Class A Invested Amount, the Class M Invested Amount, the Class B Invested Amount and the Excess Collateral Amount.

Upon the withdrawal of the remaining Pre-Funded Amount, if any, on deposit in the Pre-Funding Account not later than the fifth Business Day of the December 2004 Monthly Period and the deposit of such amount in the Excess Funding Account, the Class A Invested Amount shall be increased by an amount equal to the Class A Percentage of such amount, the Class M Invested Amount shall be increased by an amount equal to the Class M Percentage of such amount, the Class B Invested Amount shall be increased by an amount equal to the Class B Percentage of such amount and the Excess Collateral Amount shall be increased by an amount equal to the Excess Collateral Percentage of such amount.

Section 4.17 Redirected Principal Collections for the Series 2004-2 Securities.

(a) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Excess Collateral Amount, (ii) the product of (x)(I) during the Revolving Period, the Excess Collateral Floating Percentage or (II) during an Amortization Period, the Excess Collateral Fixed/Floating Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day, (b) the Class M Required Amount for such Business Day and (c) the Class B Required Amount for such Business Day (such amount called “Redirected Excess Collateral Principal Collections”) and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount and then to the components of the Class M Required Amount and then to the components of the Class B Required Amount in the same priority as amounts are applied to such components from Available Series 2004-2 Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

(b) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Percentage or (II) during an Amortization Period, the Class B Fixed/Floating Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount and the Class M Required Amount for such Business Day over the amount of Redirected Excess Collateral Principal Collections applied with respect thereto for such Business Day (such amount called “Redirected Class B Principal Collections”) and shall apply Principal Collections in an amount equal to such amount to the components of the Class A Required Amount and then to the components of the Class M Required Amount as amounts are applied to such components from Available Series 2004-2 Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

(c) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class M Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class M Floating Percentage or (II) during an Amortization Period, the Class M Fixed/Floating Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the amount of Redirected Excess Collateral Principal Collections and Redirected Class B Principal Collections applied with respect thereto for such Business Day (such amount called “Redirected Class M Principal Collections”) and shall apply Principal Collections in an amount equal to such amount to the components of the Class A Required Amount as amounts are applied to such components from Available Series 2004-2 Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

Section 4.18 Determination of LIBOR. (a) “LIBOR” shall mean, as of any LIBOR Determination Date, the offered rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such LIBOR Determination Date will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of the relevant Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

(b) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for such LIBOR Determination Date.

Section 4.19 Payment Reserve Account. (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the “Payment Reserve Account,” which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Securityholders. If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Payment Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the “Payment Reserve Account.”

(b) The Transferor, at its discretion, may on any Business Day withdraw all or a part of any amounts then on deposit in the Payment Reserve Account and apply such funds as Available Series 2004-2 Finance Charge Collections in accordance with subsection 4.9(a) of the Agreement.

(c) Funds on deposit in the Payment Reserve Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Payment Reserve Account on any Business Day, after giving effect to any withdrawals from the Payment Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. On each Business Day following a deposit of funds to the Payment Reserve Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Earnings for application as Available Series 2004-2 Finance Charge Collections.

Section 4.20 Principal Funding Account. (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the “Principal Funding Account,” which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-2 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-2 Securityholders. If, at any time, the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. From the date such new Principal Funding Account is established, it shall be the “Principal Funding Account.” The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.12(a) of the Agreement.

(b) Funds on deposit in the Principal Funding Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, at the Servicer’s written direction, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Account Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, and shall apply such amount as if such amounts were Available Series 2004-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period. Principal Funding Account Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

Section 4.21 Accumulation Period Reserve Account. (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the “Accumulation Period Reserve Account,” which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-2 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accumulation Period Reserve Account and in all proceeds thereof. The Accumulation Period Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-2 Securityholders. If, at any time, the institution holding the Accumulation Period Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Accumulation Period Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Accumulation Period Reserve Account. From the date such new Accumulation Period Reserve Account is established, it shall be the “Accumulation Period Reserve Account.” The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Accumulation Period Reserve Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Accumulation Period Reserve Account make a deposit into the Accumulation Period Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.9(a)(xii) of the Agreement.

(b) Funds on deposit in the Accumulation Period Reserve Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Accumulation Period Reserve Account (to the extent the amount on deposit therein is less than the Required Reserve Account Amount) or deposited in the Collection Account and treated as Investment Earnings for application as Available Series 2004-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

(c) On or before each Transfer Date with respect to the Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Trustee at the direction of the Servicer shall withdraw from the Accumulation Period Reserve Account, up to the Available Reserve Account Amount, an amount equal to the excess of the Covered Amount for the related Interest Accrual Period over the Principal Funding Account Investment Proceeds with respect to such Transfer Date, and the amount of such withdrawal shall be applied as if such amount were Available Series 2004-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

(d) The Accumulation Period Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement, (b) the date on which the Invested Amount is paid in full, (c) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to the Series 2004-2 Securities and (d) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Early Amortization Period and the Expected Final Payment Date. Upon the termination of the Accumulation Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Accumulation Period Reserve Account on such date as described above) shall be applied as if they were Available Series 2004-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

Section 4.22 Postponement of Accumulation Period. The Accumulation Period is scheduled to commence at the close of business on the last day of the September 2005 Monthly Period; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, upon written notice to the Trustee, be delayed to the first Business Day of the month that is the number of months prior to the Expected Final Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On each Determination Date beginning on the June 2005 Determination Date and ending when the Accumulation Period begins, the Servicer will determine the “Accumulation Period Length” which will equal the number of months such that the sum of the Accumulation Period Factors for each Monthly Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be less than one month.

Section 4.23 Defeasance. On the date that the following conditions shall have been satisfied: (i) the Transferor shall have deposited (x) in the Principal Funding Account, an amount such that the amount on deposit in the Principal Funding Account following such deposit is equal to the Class A Outstanding Principal Amount, the Class M Outstanding Principal Amount, the Class B Outstanding Principal Amount and Excess Collateral Outstanding Principal Amount minus any Retained Transferor Securities Amount and (y) in the Accumulation Period Reserve Account, an amount equal to or greater than the accrued and unpaid interest on the Investor Securities through the day preceding the date on which the Defeasance occurs; (ii) the Transferor shall have delivered to the Trustee (a) an Opinion of Counsel to the effect that such deposit will not result in the Trust being required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, (b) an Opinion of Counsel to the effect that following such deposit none of the Trust, the Accumulation Period Reserve Account or the Principal Funding Account will be deemed to be an association (or publicly traded partnership) taxable as a corporation, (c) a certificate of an officer of the Transferor stating that the Transferor reasonably believes that such deposit will not cause a Pay Out Event or any event that, with the giving of notice or the lapse of time, or both, would constitute a Pay Out Event, to occur; and (iii) a Ratings Event will not occur, the Series 2004-2 Securities will no longer be entitled to the security interest of the Trust in the Receivables and, except those set forth in clause (i) above, other Trust assets (a “Defeasance”) and the percentages applicable to the allocation to the Series 2004-2 Securityholders of Principal Collections, Finance Charge Collections and Defaulted Receivables will be reduced to zero.

Section 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2004-2 Securities:

ARTICLE V

DISTRIBUTIONS AND REPORTS TO INVESTOR SECURITYHOLDERS

Section 5.1 Distributions. (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder’s pro rata share (based on the aggregate Undivided Interests represented by each Class A Security held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to each Class A Securityholder pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A Securityholder at such Securityholder’s address as it appears on the Security Register or, in the case of Class A Securityholders holding Class A Securities evidencing not less than 80% of the Class A Invested Amount, by wire transfer, at the expense of such Class A Securityholder, to an account or accounts designated by such Class A Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A Securities will be made only upon presentation and surrender of the Class A Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

(b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class M Securityholder of record other than the Transferor on the preceding Record Date (other than as provided in subsection 2.4(e) of the Agreement or in Section 12.3 of the Agreement respecting a final distribution) such Securityholder’s pro rata share (based on the aggregate Undivided Interests represented by Class M Securities held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to each Class M Securityholder pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class M Securityholder at such Securityholder’s address as it appears on the Security Register or, in the case of Class M Securityholders holding Class M Securities evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class M Securityholder, to an account or accounts designated by such Class M Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class M Securities will be made only upon presentation and surrender of the Class M Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

(c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class B Securityholder of record other than the Transferor on the preceding Record Date (other than as provided in subsection 2.4(e) of the Agreement or in Section 12.3 of the Agreement respecting a final distribution) such Securityholder’s pro rata share (based on the aggregate Undivided Interests represented by Class B Securities held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to each Class B Securityholder pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class B Securityholder at such Securityholder’s address as it appears on the Security Register or, in the case of Class B Securityholders holding Class B Securities evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class B Securityholder, to an account or accounts designated by such Class B Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class B Securities will be made only upon presentation and surrender of the Class B Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

(d) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to the Excess Collateral Holder of record on the preceding Record Date (other than as provided in subsection 2.4(e) of the Agreement or in Section 12.3 of the Agreement respecting a final distribution) such Securityholder’s pro rata share (based on the aggregate Undivided Interests represented by the Excess Collateral held by such Excess Collateral Holder) of amounts on deposit in the Distribution Account as are payable to such Excess Collateral Holder pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to the Excess Collateral Holder at such Excess Collateral Holder’s address as it appears on the Security Register or, in the case of Excess Collateral Holders holding Excess Collateral evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Excess Collateral Holder, to an account or accounts designated by such Excess Collateral Holder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Excess Collateral will be made only upon presentation and surrender of evidence of the Excess Collateral Holder’s Interest at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement

Section 5.2 Securityholders’ Statement. (a) On the twentieth day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Securityholder and the Rating Agencies a statement substantially in the form of Exhibit B prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Security and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Security):

(i) the total amount distributed;

(ii) the amount of such distribution allocable to Class A Principal, Class M Principal, Class B Principal and Excess Collateral Principal;

(iii) the amount of such distribution allocable to Class A Monthly Interest and Carryover Class A Monthly Interest, Class M Monthly Interest and Carryover Class M Monthly Interest, Class B Monthly Interest and Carryover Class B Monthly Interest, and Excess Collateral Minimum Monthly Interest and Carryover Excess Collateral Minimum Interest;

(iv) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Securities, the Class M Securities, the Class B Securities and the Excess Collateral, respectively;

(v) the amount of Finance Charge Collections processed during the preceding Monthly Period and allocated in respect of the Class A Securities, the Class M Securities, the Class B Securities and the Excess Collateral, respectively, and the amount of Principal Funding Account Investment Proceeds and investment earnings on amounts on deposit in the Accumulation Period Reserve Account and the Pre-Funding Account;

(vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class M Invested Amount, the Class B Invested Amount, the Excess Collateral Amount, the Floating Percentage and, during the Amortization Period, the Fixed/Floating Percentage, as of the end of the day on the last day of the related Monthly Period;

(vii) the aggregate outstanding balance of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

(viii) the aggregate Series Default Amount for the preceding Monthly Period;

(ix) the aggregate amount of Class A Charge-Offs, Class M Charge-Offs, Class B Charge-Offs and Excess Collateral Charge-Offs for the preceding Monthly Period;

(x) the amount of the Servicing Fee for the preceding Monthly Period;

(xi) the amount of unreimbursed Redirected Class M Principal Collections, Redirected Class B Principal Collections and Redirected Excess Collateral Principal Collections for the related Monthly Period;

(xii) the aggregate amount of funds in the Excess Funding Account and the Pre-Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

(xiii) the number of new Accounts the Receivables in which have been added to the Trust during the related Monthly Period;

(xiv) (xvi) (xvii) (xviii)	the Portfolio Yield for the related Monthly Period; the Base Rate for the related Monthly Period; the Principal Funding Account Balance on the related Transfer Date; the Accumulation Shortfall;

(xix) the scheduled date for the commencement of the Accumulation Period and the Accumulation Period Length;

(xx) the amount of Principal Funding Account Investment Proceeds deposited in the Collection Account on the related Transfer Date, the Required Reserve Account Amount and the Available Reserve Account Amount as of the related Transfer Date, and the Covered Amount for the related Interest Accrual Period; and

(xxi) the Aggregate Interest Rate Caps Notional Amount and the amount deposited in the Cap Proceeds Account during the related Monthly Period.

(b) Annual Securityholders’ Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2005, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 2004-2 Securityholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 2004-2 Securityholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2004-2 Securityholder, together with, on or before January 31 of each year, beginning in 2005, such other customary information (consistent with the treatment of the Series 2004-2 Securities as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 2004-2 Securityholders to prepare their tax returns. Such obligations of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

Section 8. Series 2004-2 Pay Out Events. If any one of the following events shall occur with respect to the Series 2004-2 Securities:

(a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Agreement or this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor’s covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 2004-2 Securityholders and which continues unremedied for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2004-2 Securities evidencing Undivided Interests aggregating more than 50 percent of the Invested Amount and continues to affect materially and adversely the interests of the Series 2004-2 Securityholders for such period;

(b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2004-2 Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2004-2, and (ii) as a result of which the interests of the Series 2004-2 Securityholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2004-2 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

(c) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rates for such three consecutive Monthly Periods;

(d) (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) (A) the sum of the amount on deposit in the Pre-Funding Account plus the Series 2004-2 Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than (B) the sum of the Class A Outstanding Principal Amount, the Class M Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Excess Collateral Outstanding Principal Amount, (iii) the total amount of Principal Receivables and the amounts on deposit in the Excess Funding Account, the Pre-Funding Account, the Principal Account and the Principal Funding Account shall be less than the Minimum Aggregate Principal Receivables or (iv) the Retained Percentage shall be equal to or less than 2%, in each case as of any Determination Date;

(e) any Servicer Default shall occur which would have a material adverse effect on the Series 2004-2 Securityholders; or

(f) failure of any Cap Provider to make any payment under an Interest Rate Cap within 30 days of the date such payment was due;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 2004-2 Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2004-2, by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a “Series 2004-2 Pay Out Event”) has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d) or (f), a Series 2004-2 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 2004-2 Securityholders immediately upon the occurrence of such event.

Section 9. Series 2004-2 Termination. The right of the Series 2004-2 Securityholders to receive payments from the Trust will terminate on the first Business Day following the Series 2004-2 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 2004-2 Securityholders shall remain entitled to receive proceeds of such sale when such sale occurs.

Section 10. Legends; Transfer and Exchange; Restrictions on Transfer of Class A Securities, Class M Securities and Class B Securities. (a) Each Class A Security, Class M Security and Class B Security that is a Global Security deposited with DTC, or a custodian on behalf of DTC, shall bear the following legend, substantially in the following form:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

(a) Each Class A Security, Class M Security and Class B Security will bear an additional legend substantially in the following form:

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

Section 11. Transfers of the Excess Collateral.

(a) To the fullest extent permitted by applicable law, unless otherwise consented to by the Transferor, no portion of the Excess Collateral or any interest therein may be sold, conveyed, assigned, hypothecated, pledged, participated, exchanged or otherwise transferred (each, a “Transfer”) except in accordance with this Section 11 and only to a Permitted Assignee. Any attempted or purported transfer, assignment, exchange, conveyance, pledge, hypothecation or grant other than to a Permitted Assignee shall be void. To the fullest extent permitted by applicable law, unless otherwise consented to by the Transferor, no portion of the Excess Collateral or any interest therein may be Transferred to any Person (each such Person acquiring the Excess Collateral or any interest therein, an “Assignee”) unless such Assignee shall have executed and delivered to the Transferor on or before the effective date of any Transfer a letter substantially in the form attached hereto as Exhibit C (an “Investment Letter”), executed by such Assignee, with respect to the related Transfer to such Assignee of all or a portion of the Excess Collateral.

(b) Each Assignee will certify that the Excess Collateral or the interest therein purchased by such Assignee will be acquired for investment only and not with a view to any public distribution thereof, and that such Assignee will not offer to sell or otherwise dispose of the Excess Collateral or any interest therein so acquired by it in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each Assignee will acknowledge and agree that (i) it has no right to require the Transferor to register under the Securities Act or any other securities law the Excess Collateral or the interest therein to be acquired by the Assignee and (ii) the sale of the Excess Collateral is not being made by means of the Prospectus. Each Assignee will agree with the Transferor that: (a) such Assignee will deliver to the Transferor on or before the effective date of any Transfer an Investment Letter, executed by such Assignee with respect to the purchase by such Assignee of all or a portion of the Excess Collateral and (b) all of the statements made by such Assignee in its Investment Letter shall be true and correct as of the date made.

(c) To the fullest extent permitted by applicable law, no portion of the Excess Collateral or any interest therein may be Transferred to, and each Assignee will certify that it is not, (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any “plan” (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include “plan assets” (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. § 2510.3-101 or otherwise under ERISA) by reason of a plan’s investment in the entity, including, without limitation, an insurance company general account.

(d) This Section 11 shall not apply to the transfer and pledge of the Excess Collateral on the Closing Date by the Transferor pursuant to the Transfer and Administration Agreement or by the Metris Secured Note Trust 2004-2 to the Indenture Trustee (as defined in the Transfer and Administration Agreement) pursuant to the Indenture (as defined in the Transfer and Administration Agreement).

(e) The Excess Collateral shall be delivered in uncertificated form.

Section 12. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. The Transferor hereby confirms the conveyance of the Trust Property to the Trustee for the benefit of the Series 2004-2 Securityholders.

Section 13. [Reserved].

Section 14. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 15. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The undersigned hereby declare that it is their intention that this Series Supplement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Series Supplement involves at least $100,000.00 and (b) that this Series Supplement has been entered into by the parties hereto in express reliance upon 6 Del. C. § 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b)(1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware. For purposes of implementing the parties’ agreement to appoint and maintain an agent for service of process in the State of Delaware, each such party that has not as of the date hereof already fully appointed such an agent does hereby appoint RL&F Service Corp., One Rodney Square, Tenth Floor, Wilmington, New Castle County, Delaware 19801, as such agent.

Section 16. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

Section 17. [Reserved].

Section 18. Paired Series. Subject to obtaining confirmation by each Rating Agency of the then existing ratings of each class of Securities which is then rated, and prior to the commencement of the Early Amortization Period, the Series 2004-2 Securities may be paired with one or more other Series (each a “Paired Series”). Each Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series and primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Securityholders. As principal is deposited in the Principal Account or the Principal Funding Account or is paid with respect to the Series 2004-2 Securities, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 2004-2 Securities, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Securityholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection 6.9(b) of the Agreement.

Section 19. Third Party Beneficiaries. The Agreement as supplemented by this Series Supplement shall inure to the benefit of and be binding upon the parties hereto, the Securityholders and their respective successors and permitted assigns.

Section 20. Tax Treatment. In addition to the tax treatment described in Section 3.7 of the Agreement and notwithstanding Section 11.11 of the Agreement, each of the Transferor, the Servicer, and the Holder of the Exchangeable Transferor Security agree, covenant and warrant that at all times (i) it will treat and take no action inconsistent with the treatment of the Transferor (or its sole member or owner, if the Transferor is treated as a disregarded entity for relevant tax purposes) as the direct beneficial owner of the Receivables and the other assets of the Trust for purposes of federal, state, local and foreign income and franchise taxes and any other tax imposed on or measured by income, and (ii) it will cause any Affiliate with whom each such Person joins in the filing of any tax return, or with whom it is liable for any tax, to so treat, and not to fail to so treat, the Transferor (or its sole member or owner, as applicable) for such purposes. Each Holder of the Exchangeable Transferor Security, by acceptance of its Security, agrees to be bound by the provisions of this Section 20.

Section 21. Investments. The Trustee shall hold each Cash Equivalent that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (i) such investment property at all times shall be credited to a securities account of the Trustee, (ii) all property credited to such securities account shall be treated as a financial asset, (iii) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (iv) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) such securities intermediary shall not agree with any person or entity other than the Trustee to comply with entitlement orders originated by any person or entity other than the Trustee, (vi) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Trustee), and (vii) such agreement between such securities intermediary and the Trustee shall be governed by the laws of the State of New York. The Trustee shall maintain possession of each other Cash Equivalent in the State of Minnesota, separate and apart from all other property held by the Trustee. Notwithstanding any other provision of this Series Supplement, the Trustee shall not hold any Cash Equivalent through an agent except as expressly permitted by this Section 21. Each term used in this Section 21 and defined in the New York Uniform Commercial Code shall have the meaning set forth in the New York Uniform Commercial Code.

Section 22. Additional Representations and Warranties of the Transferor. The Transferor, hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of this Series Supplement. Such representations and warranties speak of the date that the Collateral (as defined below) is transferred to the Trustee but shall not be waived by any of the parties to this Series Supplement unless each Rating Agency shall have notified the Transferor, the Servicer and the Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

(a) The Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Cap Agreement, the Interest Rate Caps and the Cap Proceeds Account described in Section 3A of this Series Supplement (collectively, the “Interest Rate Cap Agreement”) in favor of the Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor.

(b) The Interest Rate Cap Agreement constitutes either an “account,” a “general intangible,” or an “instrument,” each within the meaning of the applicable UCC.

(c) At the time of the transfer and assignment of the Interest Rate Cap Agreement to the Trustee pursuant to the Agreement, the Transferor owned and had good and marketable title to the Interest Rate Cap Agreement free and clear of any Lien, claim or encumbrance of any Person (other than a Permitted Lien).

(d) The Transferor has caused, within ten days of the execution of this Series Supplement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Interest Rate Cap Agreement granted to the Trustee pursuant to the Agreement.

(e) Other than the security interest granted to the Trustee pursuant to the Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Interest Rate Cap Agreement. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Interest Rate Cap Agreement other than any financing statement relating to the security interest granted to the Trustee pursuant to the Agreement or any financing statement that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 2004-2 Supplement to be duly executed by their respective officers as of the day and year first above written.

METRIS RECEIVABLES, INC.

Transferor

By:	_______________________________
	Name:	Scott R. Fjellman
	Title:	Senior Vice President and Treasurer

DIRECT MERCHANTS CREDIT CARD BANK,

NATIONAL ASSOCIATION

Servicer

By:	__________________________________
	Name:	Scott R. Fjellman
	Title:	Senior Vice President,
Treasurer and Cashier

U.S. BANK NATIONAL ASSOCIATION

Trustee

By:	—
Name:
Title:

Exhibit A-1

FORM OF CLASS A INVESTOR SECURITY

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

No.	$
CUSIP NO. [___________]

METRIS MASTER TRUST

FLOATING RATE ASSET BACKED

SECURITY, SERIES 2004-2, CLASS A

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the “Transferor”) and other assets and interests constituting the Trust under the Agreement described below.

(Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

This certifies that (the “Securityholder”) is the registered owner of a fractional undivided interest in the Metris Master Trust (the “Trust”) issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002 (the “Pooling and Servicing Agreement”; such term to include any amendment, supplement or other modification thereto) by and among the Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer (the “Servicer”), and U.S. Bank National Association, as Trustee (the “Trustee”), and the Series 2004-2 Supplement, dated as of November 5, 2004 (the “Series 2004-2 Supplement”), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2004-2 Supplement, is herein referred to as the “Agreement”). The corpus of the Trust consists of all of the Transferor’s right, title and interest in, to and under the Trust Property (as defined in the Agreement).

This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled “Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-2, Class A” (the “Class A Securities”), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

The Transferor has structured the Agreement, the Class A Securities, the Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-2, Class M (the “Class M Securities”), the Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-2, Class B (the “Class B Securities” and collectively with the Class A Securities and the Class M Securities, the “Offered Securities”) with the intention that the Offered Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Security (a “Class A Securityholder”) or any interest therein by acceptance of its Securities or any interest therein, agrees to treat the Class A Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

No principal will be payable to the Class A Securityholders until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs. No principal will be payable to the Class M Securityholders and Class B Securityholders until all principal payments have been made to the Class A Securityholders.

Interest on the Class A Securities will be payable on December 20, 2004 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a “Distribution Date”), in an amount equal to the product of (i) the Class A Interest Rate in effect with respect to the related Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

Interest payments on the Class A Securities on each Distribution Date will be funded from Available Series 2004-2 Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Series 2004-2 Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

“Class A Invested Amount” shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Invested Amount less the Class A Percentage of the Initial Pre-Funded Amount plus the Class A Percentage of the amount of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (excluding principal payments made from the Pre-Funding Account) made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount reimbursed with respect to reductions of the Class A Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(viii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.17(a), (b) and (c), 4.20(b) and 4.21(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Securities, which may be less than the unpaid balance of the Class A Securities pursuant to the terms of the Agreement. All principal on the Class A Securities is due and payable no later than the October 2010 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the “Scheduled Series 2004-2 Termination Date”). After the earlier to occur of (i) the Scheduled Series 2004-2 Termination Date and (ii) the day after the Distribution Date on which the Series 2004-2 Securities are paid in full (the “Series 2004-2 Termination Date”) neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Securities. In the event that the Class A Invested Amount is greater than zero on the Series 2004-2 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class M Invested Amount, the Class B Invested Amount and the Excess Collateral Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class M Securityholders pro rata in final payment of the Class M Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities and then to the Excess Collateral Holder pro rata in final payment of the Excess Collateral.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

This Security shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to its conflict of law provisions.

IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.

METRIS RECEIVABLES, INC.

By:

Name:

Title:

Dated: November 5, 2004

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Securities referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity but solely as Trustee

By:

Name:

Title:

EXHIBIT A-2

FORM OF CLASS M INVESTOR SECURITY

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

No. $

CUSIP NO. [   ]

METRIS MASTER TRUST

FLOATING RATE ASSET BACKED

SECURITY, SERIES 2004-2, CLASS M

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the “Transferor”) and other assets and interests constituting the Trust under the Agreement described below.

(Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

This certifies that (the “Securityholder”) is the registered owner of a fractional undivided interest in the Metris Master Trust (the “Trust”) issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002 (the “Pooling and Servicing Agreement”; such term to include any amendment, supplement or other modification thereto) by and among the Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer (the “Servicer”), and U.S. Bank National Association, as Trustee (the “Trustee”), and the Series 2004-2 Supplement, dated as of November 5, 2004 (the “Series 2004-2 Supplement”), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2004-2 Supplement, is herein referred to as the “Agreement.” The corpus of the Trust consists of all of the Transferor’s right, title and interest in, to and under the Trust Property (as defined in the Agreement).

This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Securities is one of a series of Securities entitled “Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-2, Class M” (the “Class M Securities”), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

The Transferor has structured the Agreement, the Class M Securities, the Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-2, Class A (the “Class A Securities”), the Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-2, Class B (the “Class B Securities” and collectively with the Class A Securities and Class M Securities, the “Offered Securities”) with the intention that the Offered Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class M Security (a “Class M Securityholder”) or any interest therein by acceptance of its Securities or any interest therein, agrees to treat the Class M Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

No principal will be payable to the Class M Securityholders until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which Class A Invested Amount has been paid in full. No principal will be payable to the Class M Securityholders and Class B Securityholders until all principal payments have first been made to the Class A Securityholders.

Interest on the Class M Securities will be payable on December 20, 2004 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a “Distribution Date”), in an amount equal to the product of (i) the Class M Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class M Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

Interest payments on the Class M Securities on each Distribution Date will be funded from Available Series 2004-2 Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Series 2004-2 Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

“Class M Invested Amount” shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class M Initial Invested Amount less the Class M Percentage of the Initial Pre-Funded Amount plus the Class M Percentage of the amount of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (excluding principal payments made from the Pre-Funding Account) made to Class M Securityholders through and including such Business Day, minus (c) the aggregate amount of Class M Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class M Principal Collections for which the Class B Invested Amount and Excess Collateral Amount has not been reduced for all prior Distribution Dates plus (e) the sum of the aggregate amount reimbursed with respect to reductions of the Class M Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(ix) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.17(a) and (b), 4.20(b) and 4.21(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

Subject to the Agreement, payments of principal are limited to the unpaid Class M Invested Amount of the Class M Securities, which may be less than the unpaid balance of the Class M Securities pursuant to the terms of the Agreement. All principal on the Class M Securities is due and payable no later than the October 2010 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the “Scheduled Series 2004-2 Termination Date”). After the earlier to occur of (i) the Scheduled Series 2004-2 Termination Date or (ii) the day after the Distribution Date on which the Series 2004-2 Securities are paid in full (the “Series 2004-2 Termination Date”) neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class M Securities. In the event that the Class M Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class M Invested Amount, the Class B Invested Amount and the Excess Collateral Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class M Securityholders pro rata in final payment of the Class M Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities and then to the Excess Collateral Holder pro rata in final payment of the Excess Collateral.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

This Security shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to its conflict of law provisions.

IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.

METRIS RECEIVABLES, INC.

By:

Name:

Title:

Dated: November 5, 2004

CERTIFICATE OF AUTHENTICATION

This is one of the Class M Securities referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity but solely as Trustee

By:

Name:

Title:

EXHIBIT A-3

FORM OF CLASS B INVESTOR SECURITY

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

No. $

CUSIP NO. [   ]

METRIS MASTER TRUST

FLOATING RATE ASSET BACKED

SECURITY, SERIES 2004-2, CLASS B

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the “Transferor”) and other assets and interests constituting the Trust under the Agreement described below.

(Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

This certifies that (the “Securityholder”) is the registered owner of a fractional undivided interest in the Metris Master Trust (the “Trust”) issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002 (the “Pooling and Servicing Agreement”; such term to include any amendment, supplement or other modification thereto) by and among the Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer (the “Servicer”), and U.S. Bank National Association, as Trustee (the “Trustee”), and the Series 2004-2 Supplement, dated as of November 5, 2004 (the “Series 2004-2 Supplement”), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2004-2 Supplement, is herein referred to as the “Agreement.” The corpus of the Trust consists of all of the Transferor’s right, title and interest in, to and under the Trust Property (as defined in the Agreement).

This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Securities is one of a series of Securities entitled “Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-2, Class B” (the “Class B Securities”), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

The Transferor has structured the Agreement, the Class B Securities, the Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-2, Class A (the “Class A Securities”) the Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-2, Class B (the “Class B Securities” and collectively with the Class A Securities and Class M Securities, the “Offered Securities”) with the intention that the Offered Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Security (a “Class B Securityholder”) or any interest therein by acceptance of its Securities or any interest therein, agrees to treat the Class B Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

No principal will be payable to the Class B Securityholders until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which Class A Invested Amount has been paid in full. No principal will be payable to the Class M Securityholders and Class B Securityholders until all principal payments have first been made to the Class A Securityholders.

Interest on the Class B Securities will be payable on December 20, 2004 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a “Distribution Date”), in an amount equal to the product of (i) the Class B Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

Interest payments on the Class B Securities on each Distribution Date will be funded from Available Series 2004-2 Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Series 2004-2 Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

“Class B Invested Amount” shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Invested Amount less the Class B Percentage of the Initial Pre-Funded Amount plus the Class B Percentage of the amount of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (excluding principal payments made from the Pre-Funding Account) made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections for which the Excess Collateral Amount has not been reduced for all prior Distribution Dates plus (e) the sum of the aggregate amount reimbursed with respect to reductions of the Class B Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(x) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.17(a) and (b), 4.20(b) and 4.21(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Securities, which may be less than the unpaid balance of the Class B Securities pursuant to the terms of the Agreement. All principal on the Class B Securities is due and payable no later than the October 2010 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the “Scheduled Series 2004-2 Termination Date”). After the earlier to occur of (i) the Scheduled Series 2004-2 Termination Date or (ii) the day after the Distribution Date on which the Series 2004-2 Securities are paid in full (the “Series 2004-2 Termination Date”) neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Securities. In the event that the Class B Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class M Invested Amount, the Class B Invested Amount and the Excess Collateral Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class M Securityholders pro rata in final payment of the Class M Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities and then to the Excess Collateral Holder pro rata in final payment of the Excess Collateral.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

This Security shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to its conflict of law provisions.

IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.

METRIS RECEIVABLES, INC.

By:

Name:

Title:

Dated: November 5, 2004

CERTIFICATE OF AUTHENTICATION

This is one of the Class B Securities referred to in the within-mentioned Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity but solely as Trustee

By:

Name:

Title:

EXHIBIT B

Section 5.2	Metris Receivables, Inc. Metris Master Trust Securityholders’ Statement Series 2004-2	Class A	Class M	Class B	Monthly Report Month-Year Total

(i)	Outstanding Principal Amount

(ii)	Security Principal Distributed

(iii)	Security Interest Distributed

(iv)	Principal Collections

(v)	Finance Charge Collections

Recoveries

Initial Interest Funding Account Deposit

Interest Earned on Accounts

Total Finance Charge Collections

Total Collections

(vi)	Aggregate Amount of Principal Receivables

Invested Amount (End of Month)

Floating Allocation Percentage

Fixed/Floating Allocation Percentage

Invested Amount (Beginning of Month)

Average Daily Invested Amount

(vii)	Receivable Delinquencies (As a % of Total Receivables)

Current

30 Days to 59 Days (1 to 29 Days Contractually Delinquent)

60 Days to 89 Days (30 to 59 Days Contractually Delinquent)

90 Days and Over (60+ Days Contractually Delinquent)

Total Receivables

(viii)	Aggregate Investor Default Amount

As a % of Average Daily Invested Amount (Annualized based on 365 days/year)

(ix)	Charge-Offs

(x)	Servicing Fee

(xi)	Unreimbursed Redirected Principal Collections

(xii)	Excess Funding Account Balance

(xiii)	New Accounts Added

(xiv)	Average Gross Portfolio Yield

Average Net Portfolio Yield

(xv)	Minimum Base Rate

Excess Spread

(xvi)	Principal Funding Account Balance

(xvii)	Accumulation Shortfall

(xviii)	Scheduled date for the commencement of the Accumulation Period

Accumulation Period Length

(xix)	Principal Funding Account Investment Proceeds Deposit

Required Reserve Account Amount

Available Reserve Account Amount

Covered Amount

(xx)	Aggregate Interest Rate Caps Notional Amount

Deposit to the Caps Proceeds Account

(xxi)	Pre-Funded Amount Net investment earnings for Pre-Funding Account

(xxii)	Deposit to Funding Period Reserve Account Net investment earnings for Funding Period Reserve Account

EXHIBIT C

FORM OF INVESTMENT LETTER

[DATE]

Re	Metris Master Trust; Purchases of Series 2004-2 Excess Collateral

Ladies and Gentlemen:

This letter (the “Investment Letter”) is delivered by the undersigned (the “Purchaser”) pursuant to Section 11 of the Series 2004-2 Supplement dated as of November 5, 2004 (the “Series Supplement”) to the Second Amended and Restated Pooling and Servicing Agreement dated as of January 22, 2002 (as amended, supplemented or otherwise modified, the “Agreement”), each among U.S. Bank National Association, as Trustee, Direct Merchants Credit Card Bank, National Association, as Servicer, and Metris Receivables, Inc., as Transferor. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement. The Purchaser represents to and agrees with the Transferor as follows:

(a) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Excess Collateral and is able to bear the economic risk of such investment.

(b) The Purchaser is an “accredited investor,” as defined in Rule 501, promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Excess Collateral has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable “Blue Sky” law, and that the offering and sale of the Excess Collateral has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

(c) The Purchaser is acquiring an interest in the Excess Collateral without a view to any distribution, resale or other transfer thereof except, with respect to any Excess Collateral or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Excess Collateral, except in accordance with Section 11 of the Series Supplement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or “blue sky” laws; (ii) to the Transferor or any affiliate of the Transferor; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Excess Collateral or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

(d) No portion of the Excess Collateral or any interest therein may be Transferred, and each Assignee will certify that it is not, (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any “plan” (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include “plan assets” (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. § 2510.3-101 or otherwise under ERISA) by reason of a plan’s investment in the entity, including, without limitation, an insurance company general account.

(e) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity.

Very truly yours,

[NAME OF PURCHASER]

By:

Name:

Title:

AGREED TO AS OF THE DATE

FIRST ABOVE WRITTEN:

METRIS RECEIVABLES, INC.

By:

Name:

Title: